Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	29
2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE 11-Feb-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY W6QK ACC-APG NATICK DIVISION BLDG 1 GENERAL GREENE AVENUE NATICK MA 01760-5011	CODE	W911QY	7. ADMINISTERED BY (If other than item 6) DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138	CODE	S2206A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     is extended,     is not extended.
Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in foil force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephane Bancel (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer)	16C. DATE SIGNED 11 Feb 2021

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
OBLIGATION AMOUNT: $1,650,000,000
a.    The purpose of this modification (P00004) is to:
-    Exercise, fund Option 2 CLINs 2001AA, 2001AB, 2001AC for a total of $1,650,000,000 (Authority FAR 52.217-7)
-    Add clauses H. 16 & H. 17, and revise the delivery schedule for the Base period, Option 1, and Option 2 LAW the table contained within H. 16 (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
-    Revise the table in Section G back to previous amounts, due to an administrative error on modification no. P00003, where the amounts were revised (Authority FAR 52.232-16)
-    Update Contract Data Requirement List (CDRL) no.’s A003, A008, A009, A011, A014, A021, and the corresponding information to the CDRLs in Section C, Statement of Work. (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount has increased by $1,650,000,000 from $3,191,598,000 to $4,841,598,000.
All other terms and conditions remain unchanged. Please see below for details.
SECTION A -SOLICITATION/CONTRACT FORM
The total cost of this contract was increased by $1,650,000,000.00 from $3,191,598,000.00 to $4,841,598,000.00.
SECTION B -SUPPLIES OR SERVICES AND PRICES
CLIN 0001
The CLIN extended description has changed from:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), LAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract.
To:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP) IAW clause H.16 Delivery Schedule, Section C Statement of Work (SOW), and CDRLs (Exhibit A) on this contract.

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CLIN 1001
The CLIN extended description has changed from:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract.
To:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP) IAW clause H.16 Delivery Schedule, Section C Statement of Work (SOW), and CDRLs (Exhibit A) on this contract.
CLIN 2001
The CLIN extended description has changed from:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract.
To:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP) IAW clause H.16 Delivery Schedule, Section C Statement of Work (SOW), and CDRLs (Exhibit A) on this contract.
The option status has changed from Option to Option Exercised.
SUBCLIN 2001AA
The option status has changed from Option to Option Exercised.
SUBCLIN 2001 AB
The option status has changed from Option to Option Exercised.
SUBCLIN 2001AC
The option status has changed from Option to Option Exercised.
SECTION C -DESCRIPTIONS AND SPECIFICATIONS

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The following have been modified:
STATEMENT OF WORK
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE
C.1SCOPE. The Department of Defense and Health and Human Services (HHS) require large scale manufacturing of vaccine doses in support of the national emergency response to the Coronavirus Disease 2019 (COVID-19) for the United States Government (USG) and the US population.
C.1.1Background. In December 2019, a novel coronavirus now known as SARS-CoV-2 was first detected in Wuhan, Hubei Province, People’s Republic of China, causing outbreaks of the coronavirus disease COVID-19 that has now spread globally. The Secretary of Health and Human Service declared a public health emergency on January 31,2020, under section 319 of the Public Health Service Act (42 U.S.C. 247d), in response to COVID-19. On March 1, 2020, the President of the United States, pursuant to sections 01 and 301 of the National Emergencies Act (50 U.S.C. 1601 et seq.) and consistent with section 1135 of the Social Security Act (SSA), as amended (42 U.S.C. 1320b-5), proclaimed that the COVID-19 outbreak in the United States constitutes a national emergency.
C.1.1.1Under Operation Warp Speed (OWS), the Department of Defense and HHS are leading a whole of nation effort to ensure development of promising vaccine, diagnostic and therapeutic candidates and ensure that these medical countermeasures are available in the quantities required to reduce SARS-CoV-2 transmission, identify prior and/or current infection, and improve patient care, thereby mitigating the impact of COVID-19 on the nation and its people. The DoD Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRD) is providing expertise and contracting support to HHS, in compliance with PL 115-92 Authorization Letter for DoD Medical Priorities, through an Interagency Agreement, signed April 23, 2020. As OWS products progress to clinical trials to evaluate the safety and efficacy of vaccines and therapeutics, it is critical that, in parallel, the USG supports large scale manufacturing so that vaccine doses or therapeutic treatment courses are immediately available for nationwide access as soon as a positive efficacy signal is obtained and the medical countermeasures are authorized for widespread use.
C.1.2Objective: The objective of this effort is to obtain the following:
(a)Base Period: Large scale manufacturing of 100 million vaccine doses
(b)Option Period 1: Large scale manufacturing of 100 million vaccine doses
(c)Option Period 2: Large scale manufacturing of 100 million vaccine doses
(d)Option Period 3: Large scale manufacturing of 100 million vaccine doses
(e)Option Period 4: Large scale manufacturing of 100 million vaccine doses
The Base Period is [***], with overlapping options for a total of [***] if all options are exercised.
C.2APPLICABLE DOCUMENTS.
C.2.1Federal Documents:
C.2.1.1.Title 21 Code of Federal Regulations (CFR), Food and Drugs: Part 210, Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General; and, Part 211, Current Good Manufacturing Practice In Manufacturing, Processing, Packing, or Holding of Drugs; General.
(https://www.ecfr.gov/cgi‑bin/text‑idx?SID=a95cab20f443897a400bb7e44a27cf4c&mc=true&tpl=/ecfrbrowse/Title21/21cfiv4_02.tpl#0)

C.3REQUIREMENTS. Independently, and not as an agent of the USG, in accordance with the Proposal submitted by Moderna US, Inc. in response to Solicitation Number W911QY20R0043, Titled, “Advanced Procurement of mRNA-1273 Vaccine for Prevention of SARS-CoV-2 Coronavirus (COVID-19)”), dated July 10, 2020 (and any subsequent USG-approved revisions thereto), the contractor shall provide all necessary services,

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qualified personnel, material, equipment and facilities (not otherwise provided by the USG under the terms of this contract) to perform the specific tasks set forth below.
C.3.1Contract Line Item Number (CLIN) 0001 - Base Period: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.1.1The contractor shall complete all scope required for the production, release and delivery use of 100 million Final Drug Product (FDP) doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include, the following tasks and other activities reasonably contemplated by such task:
C.3.1.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.1.1.2cGMP manufacturing of 100 million doses fully compliant with 21 CFR 210 and 211.
C.3.1.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate.
C.3.1.1.4Coordinating with FDA to establish an approved commercial vial label, carton and packaging insert (printed or electronic).
C.3.1.1.5Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27,2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA, including “Exemption from Certain Product Tracing and Product Identification Requirements Under Section 582 of the FD&C Act” (April 2020).
C.3.1.1.6[***]. Moderna shall provide specifications and details associated with the shipping process and containers (IAW CDRL A005) to enable the USG to adequately plan and prepare for potential distribution of the vaccine.
C.3.1.1.7Following release of product the contractor shall, promptly deliver product to the designated delivery site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. In the unforeseen event that a designated delivery site cannot receive product and the contractor provides storage beyond [***] of product release, the contract will be subject to modification for acceptance purposes.
C.3.1.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.1.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.1.2.2FDA Audits. The Contractor shall notify the Contracting Officer and Contracting Officer’s Representative (COR) within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer

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with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.1.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.2CLIN 1001 - Option Period 1: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.2.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.2.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.2.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated.
C.3.2.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27,2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.5Following release of the product the contractor shall deliver the produetto the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. [***].
C.3.2.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.2.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.2.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.2.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

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C.3.3CLIN 2001 - Option Period 2: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.3.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.3.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.3.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate.
C.3.3.1.4Ensuring that the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581- 585 of PL 113-54 (Nov. 27,2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.5Following release the contractor shall deliver product to the nearest designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. [***].
C.3.3.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.3.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.3.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.3.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.4CLIN 3001 - Option Period 3: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.4.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.4.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery

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shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.4.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated.
C.3.4.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27,2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. [***].
C.3.4.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.4.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.4.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.4.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding mRNA-1273 for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.5CLIN 4001 - Option Period 4; Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.5.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.5.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.5.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.

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C.3.5.1.3Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated.
C.3.5.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27,2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.5.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. [***].
C.3.5.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.5.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.5.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL AO 15. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.5.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.4CLIN 0002: Data Deliverables. The contractor shall provide the following in accordance with the Contract Data Requirements List (CDRL), DD Forms 1423, provided at Appendix A.
C.4.1Monthly Inventory Report (CDRL A003), detailing at a minimum, raw materials, ~~Built tnRNA,~~ formulated LNPs, and the fill, finish, and released product.
C.4.2Quality Management Plan. The contractor shall provide a Quality Management Plan, in accordance with CDRL A004, describing the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior management responsibility, resource management, lifecycle management, and quality management system evaluation.
C.4.3Shipping Documentation (CDRL A005) for all Finished Drug Product (FDP) transferring from the contractor’s fill/finish facility to a USG facility. The contractor shall obtain concurrence on planned shipment protocols prior to transport.
C.4.4[***].
C.4.5Key Personnel Listing (CDRL A007).
C.4.6Monthly Technical Progress Report (CDRL A008), to include an Integrated Master Schedule, identifying key activities and contract status.

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C.4.7Final Technical Report (CDRL A009), documenting the work performed and results obtained for the entire contract period of performance.
C.4.8Supply Chain Resiliency Plan (SCRP). The contractor shall provide, in accordance with CDRL A010 and CDRL Attachment 0001, a comprehensive SCRP that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to finished goods, and key equipment suppliers and their locations, including addresses, points of contact, and work performed per location, to include subcontractors.
C.4.9[***].
C.4.10Manufacturing Reports and Dose Tracking. The Contractor shall provide, in accordance with CDRL A013, manufacturing reports and manufacturing dose tracking projections and actuals utilizing the USG-provided “COVID-19 Dose Tracking Template” (CDRL Attachment 0003).
C.4.11[***].
C.4.12Incident Report. The contractor shall communicate to BARDA and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule and/or cost and/or performance in accordance with CDRL A016. “Significant” is frequently defined as a [***] or greater cost or schedule variance within a control account, but should be confirmed in consultation with the COR. Incidents that present liability to the project even without cost/schedule impact, such as breach of GCP during a clinical study, shall also be reported.
C.4.13FDA Correspondence. The contractor shall provide any correspondence between Contractor and FDA relevant to the scope of this contract and submit in accordance with CDRL A017.
C.4.14Press Releases. The contractor shall accurately and factually represent the work conducted under this contract in all press releases. The contractor shall provide an advance copy of any press release in accordance with CDRL AOI 8.
C.4.15Manufacturing Development Plan. The contractor shall provide a Manufacturing Development Plan, in accordance with CDRL A025, describing the manufacturing process for the drug/biologic product to ensure conformity with §501(a)(2)(B) of the Food, Drug, and Cosmetics Act (FD&C Act, Title 21 United States Code (USC) §351 (a)(2)(B)), regarding good manufacturing practices (GMP).
C.5Administration.
C.5.1Post Award Teleconference. The contractor shall host a Post Award Teleconference within [***] calendar days after contract award.
C.5.1.1The contractor shall provide an Agenda, IAW CDRL A020, detailing the planned activities for the subsequent 30 calendar days and shall discuss agenda items for the Post Award Kickoff Meeting.
C.5.1.2The contractor shall provide Meeting Minutes IAW CDRL A021.
C.5.2Post Award Kickoff Meeting. The contracting officer may request the contractor host a contract Kick-Off Meeting within [***] calendar days after contract award via teleconference. The contracting officer shall establish the date and time of the conference and prepare the agenda to include discussion on contract activities and schedule.
C.5.3Bi-Weekly Teleconference. The contractor shall participate in bi-weekly teleconferences (or more frequent meetings required by the USG if warranted based on contract activities) to discuss performance on the contract.

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C.5.4The contractor shall provide an Agenda, IAW CDRL A020; Meeting Minutes in accordance with CDRL A021; and, Presentation Material in accordance with CDRL A022 for each of the aforementioned teleconferences or meetings throughout the contract period of performance.
C.5.5Daily “Check-In”. The contractor shall participate in a daily “check-in” (via teleconference or email) to address key cost, schedule and technical updates. Daily updates may be shared with senior USG leaders during the CO VID-19 response and should be provided on a non-confidential basis, unless the update includes confidential information in which case, the contractor shall provide the update in both confidential and non-confidential formats. Daily check-ins may occur on weekdays, excluding federal holidays. Upon request of the USG, check-ins may also occur on weekends and on federal holidays, provided at least 24 hours’ notice.
C.6Security.
C.6.1Access and General Protection/Security Policy and Procedures. The contractor shall provide all information required for background checks necessary to access critical information related to OWS, and to meet USG installation access requirements to be accomplished by the installation Director of Emergency Services or Security Office. The contractor employees shall comply with all personnel identity verification requirements as directed by the USG and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of OWS change the USG may require changes in the contractor’s security matters or processes. In addition to the industry standards for employment background checks, the contractor shall be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States USG.
C.6.2Security Program and Plan. The contractor shall implement a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the USG’s requirement. The contractor’s security practices and procedures shall be detailed in a Security Plan, in accordance with CDRL AO 19, and shall demonstrate how the contractor shall meet and adhere to the security requirements outlined in CDRL Attachment 0002. This plan shall be delivered to the USG within 45 days of award, and the USG will review in detail and submit comments within ten (10) business days to the Contracting Officer (CO) to be forwarded to the Contractor. The Contractor shall review the Security Plan comments, and, submit a final Security Plan to the U.S. USG within thirty (30) calendar days after receipt of the comments. The Security Plan shall include a timeline for compliance of all the required security measures outlined in CDRL Attachment 0002.
C.6.3Operational Security (OPSEC). The contractor shall develop and submit an OPSEC Standard Operating Procedure (SOP)/Plan IAW CDRL A024. The contractor shall identify in the SOP/Plan critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it.
C.7CLIN 0002 Vendor Managed Inventory (VMI). The Contractor shall provide the capability to store the vaccine for up to [***], up to 100M doses of mRNA-1273 vaccine, in accordance with product labeling. The contractor shall, in accordance with paragraph C.3.1.1.6, ensure the product storage of FDP doses for up to [***] prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations . [***]. The contractor shall store the product to insure product quality with audible alarms and contacting. The contractor shall notify the USG within [***] of detection of an incident with the potential to impact product quality, and implement corrective actions to mitigate the incident.. BARDA/JPEO- CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. The contractor shall notify the USG of Corrective/Preventive actions within [***] of detection of an incident with potential to impacts product quality. BARDA/JPEO-CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary.
C.7.1The USG will provide the contractor advance notice of the required delivery locations for the vaccine. The contractor shall ship mRNA-1273 vaccines to designated locations [***] in the United States. The contractor shall be responsible for shipment of all vaccine product [***].
C.7.2The vaccine product shall be shipped and tracked by the distribution vendor’s shipping tracking number, to the USG-designated sites within the continental United States.

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C.7.3[***] Notwithstanding either of the foregoing sentences, the contractor shall not be liable for loss of or damage to supplies caused by the negligence of officers, agents, or employees of the USG acting within the scope of their employment.
SECTION E -INSPECTION AND ACCEPTANCE
The following have been modified:
E.1Inspection:
Vaccine CLINs:
Quality inspection of Filled Drug Product (FDP) shall occur when the Contractor performs release testing to confirm that products complies with Contractor’s release specifications and criteria. Contractor will submit the Certificate of Analysis for quality inspection of all drug product lots in BARDA Data Infrastructure (BDI) system. Initial Inspection under this contract will be performed at the Contractor’s facility, or the subcontractor facility, by the BARDA Contracting Officer Technical Representative (COTR).
The Government shall inspect each shipment of product delivered to it hereunder for visible damage and quantity [***] of final delivery. In the event Contractor supplies any product to the Government and it is established that such Product was damaged or does not include the required quantities at the time of final delivery, the Government shall promptly notify Contractor in writing [***]. A BDI extract of the inspection documentation shall also be submitted in Wide Area Workflow (WAWF) as supporting documentation for invoice submittals.
Storage CLIN:
In the event the USG requires storage of the FDP to a Vendor Managed Inventory (VMI) location, quantity inspection shall be conducted by submission of shipping or other documentation into WAWF confirming quantity to VMI location. Physical inspection of the FDP shall be conducted upon receipt of product to USG CDC location.
Data CLIN:
Inspection of all reports and Contract Data Requirement List (CDRL) under this contract will be performed at Destination by duly authorized representative of the Government.
E.2Acceptance
(a)Acceptance [***]. Acceptance [***]. Regardless of where acceptance occurs, the contractor is responsible for final delivery of Filled Drug Product (FDP) to a government designated CDC location.
(b)Acceptance of vaccines under this agreement will be performed by the COTR in the BDI system, which constitutes government acceptance [***]. Documentation of acceptance shall be submitted in accordance with WAWF instructions.
(c)Acceptance of storage services under VMI CLIN No. 0002 shall occur upon [***]. Acceptance of Data CLIN No. 0004 shall occur in WAWF by the KO.
(d)The parties acknowledge that acceptance may depend on the compliance with the Contractor’s product specifications. The KO and COR may prior to acceptance consult with FDA under its authority under Public Law 115-92 to determine whether the material to be delivered meets the Contractor’s product specifications. To this end. Contractor agrees to provide a letter to FDA authorizing the Government to engage in dialog with FDA about the ultimate compliance of this product with the Contractor’s product specifications prior to acceptance. BARDA/COR will accept product according to the approved Product Acceptance Procedure.

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SECTION F -DELIVERIES OR PERFORMANCE
The following Delivery Schedule item for SUBCLIN 1001 AB has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule item for SUBCLIN 1001 AC has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule item for SUBCLIN 2001AA has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

W911QY20C0100
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The following Delivery Schedule item for SUBCLIN 2001AB has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule item for SUBCLIN 2001AC has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following have been modified:
F.1The contractor shall ship mRNA-1273 vaccines to the designated locations listed below. The contractor shall be responsible for secure shipment of all vaccine product whether acceptance is conducted [***].
Delivery Locations:
Location 1
[***]
Location 2
[***]
SECTION G -CONTRACT ADMINISTRATION DATA
Accounting and Appropriation

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Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $ 1,650,000,000.00 from $3,191,598,000.00 to $4,841,598,000.00.
SUBCLIN 2001AA:
AF: [***] increased by $551,100,000.00 from $0.00 to $551,100,000.00
The contract ACRN AF has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 2001AB:
AG: [***] was increased by $551,100,000.00 from $0.00 to $551,100,000.00
The contract ACRN AG has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 2001AC:
AH: [***] was increased by $547,800,000.00 from $0.00 to $547,800,000.00
The contract ACRN AH has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
The following have been modified:
G.1GOVERNMENT CONTRACT ADMINISTRATION
In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.
Procuring Contracting Officer:
[***]
Bldg. 1, General Greene Avenue
Natick, MA 01760-5011
Contract Specialist:
[***]
Bldg. 1, General Greene Avenue
Natick, MA 01760-5011
G.2GOVERNMENT TECHNICAL POINT OF CONTACT
[***]
Biologist/Project Officer
200 C Street, SW
Washington, DC 20201

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G.3CONTRACTOR’S CONTRACT ADMINISTRATION
[***]
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.4PLACES OF PERFORMANCE
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.5NOTIFICATION OF REVISIONS AND CHANGE
Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.
G.6PERFORMANCE BASED PAYMENT
Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option IAW the following schedule:

CLIN	PERIOD	AMOUNT
0001AA	BASE	$ 90,210,000
0001AB	BASE	$ 132,308,000
0001AC	BASE	$ 180,420,000
0001AD	BASE	$ 198,462,000
TOTAL		$ 601,400,000

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008, Performance-based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008 dated 4 December 2020.
252.232-    7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)
(a)Definitions. As used in this clause—

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“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.
“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.
“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(b)Electronic invoicing. The WAWF system provides the method to electronically process vendor payment request and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports.
(c)WAWF access. To access WAWF, the Contractor shall—
(1)Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and
(2)Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.
(d)WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.
(e)WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.
(f)WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:
(i)Document type. The Contractor shall submit payment requests using the following document type(s):
COMBO
(ii)For fixed price line items—
(A)    That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.
Invoice and receiving report document type
(B)    For services that do not require shipment of a deliverable, submit either the Invoice 2-in-l, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.
N/A

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(iii)For customary progress payments based on costs incurred, submit a progress payment request.
(iv)For performance based payments, submit a performance based payment request.
(v)For commercial item financing, submit a commercial item financing request.
(2)Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.
(3)Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.
Routing Data Table

Field Name in WAWF	Data to be entered in WA WF
Pay Official DoDAAC	HQ0337
Issue By DoDAAC	W911QY
Admin DoDAAC	S2206A
Inspect By DoDAAC	W56XNH
Acceptor	W911QY
Ship To	TDB

(4)Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.
(5)Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.
(g)WAWF point of contact.
(1)The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.
[***] / DCMA Boston-AFAW, Administrative Contracting Officer / [***]
(2)Contact the WAWF helpdesk at [***], if assistance is needed.
(End of clause)
FOR REFERENCE:
DEARS PGI 204.7108 Payment Instructions Table
https://www.acq.osd.mi1/dpap/dars/pgi/pgi_htm/current/PGI204_71.htm#payment_instructions

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SECTION H -SPECIAL CONTRACT REQUIREMENTS
The following have been modified:
H.1Key Personnel
Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement’s skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2Substitution of Key Personnel
The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.
All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.
H.3Disclosure of Information:
Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.

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The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractor’s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity’s security or interrupt the continuity of its operations.
No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section H.3 except to the extent that a disclosure is otherwise prohibited by law.
H.4Publication and Publicity
The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.
(a) Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.
(b) Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.
(c) The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.
(d) The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:
“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”
H.5Confidentiality of Information
a. Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.
b. The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

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c. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.
d. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.
e. Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.
f. Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.
g. The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.
ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.
H.6Regulatory Rights
This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologies license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(f), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.
Accordingly, the Contractor and the Government agree to the following:
a. DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.
b. [***].
H.7Performance Based Payment Liquidated under Termination
Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).
H.8Public Readiness and Emergency Preparedness (PREP) Act:

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In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4,2020), and amended on April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):
(i) This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;
(ii) Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and
(iii) Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.
Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C. § 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.
The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor CO VID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)
The items and technology covered by this Contract are being developed for both civil and military applications.
H.9[***].
H.10[***].
H.11[***].
H.12Transportation to Final Destination
During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].
H.13Validation of IP/Data
The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.
H.14Novation
Upon Moderna, US, Inc.’s registration in the System for Award Management, the Government will, at the Contractor’s request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead

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of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.
H.15Base & Option 1 Delivery Acceleration
In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are successfully utilized, [***] above what was projected by Moderna and assumed within the price per dose for the doses of tnRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:
1. If the Government exercises Option 2 (NLT 15 May):
a [***].
2. If the Government does not exercise Option 2 (NLT 15 May):
a. In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to [***] for [***] and [***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drug product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fill reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).
b. In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.) Moderna shall submit documentation to the USG of the following:
i.) Cancellation notice to the subcontractor,
ii.) The basis of the cancellation, and
iii.) Cancellation fees incurred.
2.) [***].
H.16Delivery Schedule, as revised 11 Feb 2021 via modification P00004
[***]

Moderna confirms that it will provide the USG with the first 300M doses manufactured within its US-based supply chain [***], with the exception of doses required for clinical studies. [***]. Both parties acknowledge that resulting revisions to future accounting, invoicing, acceptance and delivery of doses subject to the revised label will be implemented via a subsequent modification.
H.17Post-Termination Disposition of Undelivered Product
For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.

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SECTION I -CONTRACT CLAUSES
The following have been modified:
252.232-    7007 LIMITATION OF GOVERNMENT’S OBLIGATION (APR 2014)
(a)Contract line item 0003 is incrementally funded. For this item, the sum of $300,000,000.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause.
(b)For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).
(c)Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor’s notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT”.
(d)When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.
(e)If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “disputes.”
(f)The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

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(g)The termination provisions of this clause do not limit the rights of the Government under the clause entitled “DEFAULT.” The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.
(h)Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled “TERMINATION FOR CONVENIENCE OF THE GOVERNMENT.”
(i)Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.
(j)The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:
On execution of contract $0.00
Modification P00003 dated 11 Dec 2020 - $300,000,000
(End of clause)
SECTION J -LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 Feb 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	2	7 August 2020
Attachment 0008	Performance Base Payment Milestone Billing Plan	17	4 December 2020
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	23
2. AMENDMENT/MODIFICATION NO. P00005	3. EFFECTIVE DATE 23-Apr-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY W6QK ACC-APG NATICK DIVISION BLDG 1 GENERAL GREENE AVENUE NATICK MA 01760-5011	CODE	W911QY	7. ADMINISTERED BY (If other than item 6) DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138	CODE	S2206A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     is extended,     is not extended.
Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in foil force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Stephen Hoge, President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephen Hoge (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer)	16C. DATE SIGNED 23 April 2021

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
OBLIGATION AMOUNT: $0.00
a.    The purpose of this modification (P00005) is to:
- Revise Section A and Section C to recognize 8.0mL fill volume (1600mcg) [***] along with the 6.3mL fill volume (1260mcg) [***] currently on contract (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
- Add H. [***] Invoicing, to Section H (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount remain unchanged.
All other terms and conditions remain unchanged. Please see below for details.
SECTION A -SOLICITATION/CONTRACT FORM
The following have been modified:
A.1The U.S. Army Contracting Command - Aberdeen Proving Ground (ACC-APG), Natick Division has a requirement for up to 500 million SARS-CoV-2 mRNA-1273 Vaccine doses (100 pg) in support of Joint Program Executive Office - Chemical Biological Radiological Nuclear Defense (JPEO-CBRND). the Assistant Secretary for Preparedness and Response (ASPR), and Biomedical Advanced Research and Development Authority (BARDA). All doses of mRNA-1273 Vaccine referenced herein are [***]. All doses will be delivered in a multi-dose vial containing either 6.3mL fill volume (1260mcg) [***] (manufactured as described in Moderna’s FDA concurrence letter dated 01 April 2021 or 8.0mL fill volume (1600mcg) [***] (as described in Moderna’s FDA submission dated (01 April 2021).

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SECTION C -DESCRIPTIONS AND SPECIFICATIONS
The following have been modified:
STATEMENT OF WORK
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE
C.1SCOPE. The Department of Defense and Health and Human Services (HHS) require large scale manufacturing of vaccine doses in support of the national emergency response to the Coronavirus Disease 2019 (COVID-19) for the United States Government (USG) and the US population.
C.1.1Background. In December 2019, a novel coronavirus now known as SARS-CoV-2 was first detected in Wuhan, Hubei Province, People’s Republic of China, causing outbreaks of the coronavirus disease COVID-19 that has now spread globally. The Secretary of Health and Human Service declared a public health emergency on January 31, 2020, under section 319 of the Public Health Service Act (42 U.S.C. 247d), in response to COVID-19. On March 1, 2020, the President of the United States, pursuant to sections 01 and 301 of the National Emergencies Act (50 U.S.C. 1601 et seq.) and consistent with section 1135 of the Social Security Act (SSA), as amended (42 U.S.C. 1320b-5), proclaimed that the COVID-19 outbreak in the United States constitutes a national emergency.
C1.1.1Under Operation Warp Speed (OWS), the Department of Defense and HHS are leading a whole of nation effort to ensure development of promising vaccine, diagnostic and therapeutic candidates and ensure that these medical countermeasures are available in the quantities required to reduce SARS-CoV-2 transmission, identify prior and/or current infection, and improve patient care, thereby mitigating the impact of COVID-19 on the nation and its people. The DoD Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRD) is providing expertise and contracting support to HHS, in compliance with PL 115-92 Authorization Letter for DoD Medical Priorities, through an Interagency Agreement, signed April 23, 2020. As OWS products progress to clinical trials to evaluate the safety and efficacy of vaccines and therapeutics, it is critical that, in parallel, the USG supports large scale manufacturing so that vaccine doses or therapeutic treatment courses are immediately available for nationwide access as soon as a positive efficacy signal is obtained and the medical countermeasures are authorized for widespread use.
C.1.2Objective: The objective of this effort is to obtain the following:
(a)Base Period: Large scale manufacturing of 100 million vaccine doses
(b)Option Period 1: Large scale manufacturing of 100 million vaccine doses
(c)Option Period 2: Large scale manufacturing of 100 million vaccine doses
(d)Option Period 3: Large scale manufacturing of 100 million vaccine doses
(e)Option Period 4: Large scale manufacturing of 100 million vaccine doses
The Base Period is [***], with overlapping options for a total of [***] if all options are exercised.
C.1.3Consistent with the Updated EUA Fact Sheet for Healthcare Providers Administering Vaccine (Vaccination Providers) dated 01 April 2021, up to [***] may be extracted from Moderna’s newly authorized multidose vials with 8.0mL fdl volume (1600mcg). The Government and Moderna agree that [***] per vial are only attainable using premium low dead volume (LDV) syringes, which are in short supply globally. Utilizing initial ancillary equipment, vaccine administration personnel can reliably extract [***] from these vials; however, the Government has identified needle/syringe combinations that can be used to extract [***].
C.1.3.1Given the two parties’ shared interest in reducing vaccine waste and accelerating the availability of Moderna’s SARS-CoV-2 vaccine doses, the Government and Moderna intend that the Moderna vaccines doses be administered with needles and syringes compatible with extraction of [***] when possible. Toward this end, the Government shall maintain a list of syringe and/or needle combinations which will allow extraction of [***] per 8.0mL vial, which list shall be updated jointly by the Government and Moderna as any additional syringe and/or

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needle combinations compatible with extraction of [***]/vial are identified. Furthermore, the Government will, to the extent that appropriate needles and syringes are available, assemble and ship kits containing sufficient quantities of syringes and needles compatible with extraction of [***] per vial (Kit Moderna [***]) with Moderna’s SARS-CoV-2 vaccine. The Government expects that these kits will be available beginning 01 May 2021 for a significant portion of Moderna’s remaining deliveries. If, however, appropriate syringes and needles are not available, the Government will revert to shipping the Kit Moderna [***] with Moderna’s SARS-CoV-2 vaccine.
C.2APPLICABLE DOCUMENTS
C.2.1Federal Documents:
C.2.1.1Title 21 Code of Federal Regulations (CFR), Food and Drugs: Part 210. Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General; and, Part 211, Current Good Manufacturing Practice In Manufacturing, Processing, Packing, or Holding of Drugs; General.
(https://www.ecfr.gov/cgi-bin/text-idx?SID=a95cab20f443897a400bb7e44a27cf4c&mc=true&tpl=/ecfrbrowse/Title21/21cfrv4_02.tpl#0)
C.3REQUIREMENTS. Independently, and not as an agent of the USG, in accordance with the Proposal submitted by Moderna US, Inc. in response to Solicitation Number W911QY20R0043, Titled, “Advanced Procurement of mRNA-1273 Vaccine for Prevention of SARS-CoV-2 Coronavirus (COVID-19)”), dated July 10, 2020 (and any subsequent USG-approved revisions thereto), the contractor shall provide all necessary services, qualified personnel, material, equipment and facilities (not otherwise provided by the USG under the terms of this contract) to perform the specific tasks set forth below.
C.3.1Contract Line Item Number (CLIN) 0001 - Base Period: Large Scale Manufacturing of 100 Million Vaccine Doses
C.3.1.1The contractor shall complete all scope required for the production, release and delivery use of 100 million Final Drug Product (FDP) doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include, the following tasks and other activities reasonably contemplated by such task:
C.3.1.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207. Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.1.1.2cGMP manufacturing of 100 million doses fully compliant with 21 CFR 210 and 211.
C.3.1.1.3[***].
C.3.1.1.4[***].
C.3.1.1.5Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA, including “Exemption from Certain Product Tracing and Product Identification Requirements Under Section 582 of the FD&C Act” (April 2020).
C.3.1.1.6In coordination with the USG, the contractor shall conduct a demonstration of the vaccine shipping process prior to the first delivery of FDP doses at a time mutually agreed to by the contractor and the USG.

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Moderna shall provide specifications and details associated with the shipping process and containers (IAW CDRL A005) to enable the USG to adequately plan and prepare for potential distribution of the vaccine.
C.3.1.1.7Following release of product the contractor shall, promptly deliver product to the designated delivery site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. In the unforeseen event that a designated delivery site cannot receive product and the contractor provides storage beyond [***] days of product release, the contract will be subject to modification for acceptance purposes.
C.3.1.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.1.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.1.2.2FDA Audits. The Contractor shall notify the Contracting Officer and Contracting Officer’s Representative (COR) within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.1.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions. FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.2CLIN 1001 - Option Period 1: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.2.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.2.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.2.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.3[***].
C.3.2.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27. 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive

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product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.2.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.2.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.2.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.2.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drags and biologies for the following, but not limited to: FDA interactions. FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.3CLIN 2001 - Option Period 2: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.3.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.3.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207. Registration of Producers of Drags and Listing of Drags in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.3.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.3[***].
C.3.3.1.4Ensuring that the product complies with the Drag Supply Chain Security Act (DSCSA), Sections 581- 585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.5Following release the contractor shall deliver product to the nearest designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.3.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.

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C.3.3.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.3.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.3.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.4CLIN 3001 - Option Period 3: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.4.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.4.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207. Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.4.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.3[***].
C.3.4.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.4.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.4.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.4.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of

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this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.4.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding mRNA-1273 for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.5CLIN 4001 - Option Period 4: Large Scale Manufacturing of 100 Million Vaccine Doses.
A.3.5.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.5.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.5.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.5.1.3[***].
C.3.5.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.5.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.5.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.5.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.5.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.5.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following,

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but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.4CLIN 0002: Data Deliverables. The contractor shall provide the following in accordance with the Contract Data Requirements List (CDRL), DD Forms 14230, provided at Appendix A.
C.4.1Monthly Inventory Report (CDRL A003), detailing at a minimum, raw materials, ~~Bulk-mRNA,~~ formulated LNPs, and the fill, finish, and released product.
C.4.2Quality Management Plan. The contractor shall provide a Quality Management Plan, in accordance with CDRL A004, describing the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior management responsibility, resource management, lifecycle management, and quality management system evaluation.
C.4.3Shipping Documentation (CDRL A005) for all Finished Drug Product (FDP) transferring from the contractor’s fill/finish facility to a USG facility. The contractor shall obtain concurrence on planned shipment protocols prior to transport.
C.4.4Expiring Items Report (CDRL A006) for all FDP in the USG’s possession.
C.4.5Key Personnel Listing (CDRL A007).
C.4.6Monthly Technical Progress Report (CDRL A008), to include an Integrated Master Schedule, identifying key activities and contract status.
C.4.7Final Technical Report (CDRL A009), documenting the work performed and results obtained for the entire contract period of performance.
C.4.8Supply Chain Resiliency Plan (SCRP). The contractor shall provide, in accordance with CDRL A010 and CDRL Attachment 0001, a comprehensive SCRP that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to finished goods, and key equipment suppliers and their locations, including addresses, points of contact, and work performed per location, to include subcontractors.
C.4.9[***].
C.4.10Manufacturing Reports and Dose Tracking. The Contractor shall provide, in accordance with CDRL A013, manufacturing reports and manufacturing dose tracking projections and actuals utilizing the USG-provided “COVID-19 Dose Tracking Template” (CDRL Attachment 0003).
C.4.11Product Acceptance Report (for each lot of Drug Product). The contractor shall provide, in accordance with CDRL A014, pictures of the drug product with lot number, drug product lot tree, list of associated deviations (from drug substance and product), and a Certificate of Analysis.
C.4.12Incident Report. The contractor shall communicate to BARD A and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule and/or cost and/or performance in accordance with CDRL A016. “Significant” is frequently defined as a [***] or greater cost or schedule variance within a control account, but should be confirmed in consultation with the COR. Incidents that present liability to the project even without cost/schedule impact, such as breach of GCP during a clinical study, shall also be reported.

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C.4.13FDA Correspondence. The contractor shall provide any correspondence between Contractor and FDA relevant to the scope of this contract and submit in accordance with CDRL AO 17.
C.4.14Press Releases. The contractor shall accurately and factually represent the work conducted under this contract in all press releases. The contractor shall provide an advance copy of any press release in accordance with CDRL A018.
C.4.15Manufacturing Development Plan. The contractor shall provide a Manufacturing Development Plan, in accordance with CDRL A025, describing the manufacturing process for the drug/biologic product to ensure conformity with §501(a)(2)(B) of the Food, Drug, and Cosmetics Act (FD&C Act, Title 21 United States Code (USC) §351 (a)(2)(B)), regarding good manufacturing practices (GMP).
C.5Administration.
C.5.1Post Award Teleconference. The contractor shall host a Post Award Teleconference within 15 calendar days after contract award.
C.5.1.1The contractor shall provide an Agenda, IAW CDRL A020, detailing the planned activities for the subsequent 30 calendar days and shall discuss agenda items for the Post Award Kickoff Meeting.
C.5.1.2The contractor shall provide Meeting Minutes IAW CDRL A021.
C.5.2Post Award Kickoff Meeting. The contracting officer may request the contractor host a contract Kick-Off Meeting within 30 calendar days after contract award via teleconference. The contracting officer shall establish the date and time of the conference and prepare the agenda to include discussion on contract activities and schedule.
C.5.3Bi-Weekly Teleconference. The contractor shall participate in bi-weekly teleconferences (or more frequent meetings required by the USG if warranted based on contract activities) to discuss performance on the contract.
C.5.4The contractor shall provide an Agenda, IAW CDRL A020; Meeting Minutes in accordance with CDRL A021; and, Presentation Material in accordance with CDRL A022 for each of the aforementioned teleconferences or meetings throughout the contract period of performance.
C.5.5Daily “Check-In”. The contractor shall participate in a daily “check-in” (via teleconference or email) to address key cost, schedule and technical updates. Daily updates may be shared with senior USG leaders during the CO VID-19 response and should be provided on a non-confidential basis, unless the update includes confidential information in which case, the contractor shall provide the update in both confidential and non-confidential formats. Daily check-ins may occur on weekdays, excluding federal holidays. Upon request of the USG, check-ins may also occur on weekends and on federal holidays, provided at least 24 hours’ notice.
C.6Security.
C.6.1Access and General Protection/Security Policy and Procedures. The contractor shall provide all information required for background checks necessary to access critical information related to OWS, and to meet USG installation access requirements to be accomplished by the installation Director of Emergency Services or Security Office. The contractor employees shall comply with all personnel identity verification requirements as directed by the USG and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of OWS change the USG may require changes in the contractor’s security matters or processes. In addition to the industry standards for employment background checks, the contractor shall be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States USG.
C.6.2Security Program and Plan. The contractor shall implement a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the USG’s

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requirement. The contractor’s security practices and procedures shall be detailed in a Security Plan, in accordance with CDRL AO 19. and shall demonstrate how the contractor shall meet and adhere to the security requirements outlined in CDRL Attachment 0002. Titis plan shall be delivered to the USG within 45 days of award, and the USG will review in detail and submit comments within ten (10) business days to the Contracting Officer (CO) to be forwarded to the Contractor. The Contractor shall review the Security Plan comments, and, submit a final Security Plan to the U.S. USG within thirty (30) calendar days after receipt of the comments. The Security Plan shall include a timeline for compliance of all the required security measures outlined in CDRL Attachment 0002.
C.6.3Operational Security (OPSEC). The contractor shall develop and submit an OPSEC Standard Operating Procedure (SOP)ZPlan IAW CDRL A024. The contractor shall identify in the SOP/Plan critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it.
C.7CLIN 0002 Vendor Managed Inventory (VMI). The Contractor shall provide the capability to store the vaccine for up to [***], up to 100M doses of mRNA-1273 vaccine, in accordance with product labeling. The contractor shall, in accordance with paragraph C. 3.1.1.6. ensure the product storage of FDP doses for up to [***] prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. [***] The contractor shall store the product to insure product quality with audible alarms and contacting. The contractor shall notify the USG within [***] of detection of an incident with the potential to impact product quality, and implement corrective actions to mitigate the incident. BARDA/JPEO- CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. The contractor shall notify the USG of Corrective/Preventive actions within [***] of detection of an incident with potential to impacts product quality. BARDA/JPEO-CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary.
C.7.1The USG will provide the contractor advance notice of the required delivery locations for the vaccine. The contractor shall ship mRNA-1273 vaccines to designated locations [***] in the United States. The contractor shall be responsible for shipment of all vaccine product whether acceptance is conducted [***]. [***].
C.7.2The vaccine product shall be shipped and tracked by the distribution vendor’s shipping tracking number, to the USG-designated sites within the continental United States.
C.7.3[***]. Notwithstanding either of the foregoing sentences, the contractor shall not be liable for loss of or damage to supplies caused by the negligence of officers, agents, or employees of the USG acting within the scope of their employment.
SECTION G -CONTRACT ADMINISTRATION DATA
The following have been modified:
G.1GOVERNMENT CONTRACT ADMINISTRATION
In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.
Procuring Contracting Officer:
[***]
Bldg. 1, General Greene Avenue
Natick, MA 01760-5011
Contract Specialist:
[***]

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[***]

Bldg. 1, General Greene Avenue
Natick, MA 01760-5011
G.2GOVERNMENT TECHNICAL POINT OF CONTACT
[***]
Biologist/Project Officer
200 C Street. SW
Washington, DC 20201
G.3CONTRACTOR’S CONTRACT ADMINISTRATION
[***]
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.4PLACES OF PERFORMANCE
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.5NOTIFICATION OF REVISIONS AND CHANGE
Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.
G.6PERFORMANCE BASED PAYMENT
Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option I AW the following schedule:

CLIN	PERIOD	AMOUNT
0001AA	BASE	$ 90,210,000
0001AB	BASE	$ 132,308,000
0001AC	BASE	$ 180,420,000
0001AD	BASE	$ 198,462,000
TOTAL		$ 601,400,000

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions

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of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008, Performance-based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008 dated 4 December 2020.
252.232-    7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)
(a)Definitions. As used in this clause—
“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.
“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.
“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(b)Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports.
(c)WAWF access. To access WAWF, the Contractor shall—
(1)Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and
(2)Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.
(d)WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.miF.
(e)WAWF methods of document submission. Document submissions may be via web entry. Electronic Data Interchange, or File Transfer Protocol.
(f)WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:
(i)Document type. The Contractor shall submit payment requests using the following document type(s):
COMBO
(ii)For fixed price line items—
(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

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Invoice and receiving report document type
(B) For services that do not require shipment of a deliverable, submit either the Invoice 2-in-1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.
N/A
(iii)For customary progress payments based on costs incurred, submit a progress payment request.
(iv)For performance based payments, submit a performance based payment request.
(v)For commercial item financing, submit a commercial item financing request.
(2)Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.
(3)Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.
Routing Data Table

Field Name in HA IFF	Data to be entered in WA WF
Pay Official DoDAAC	HQ0337
Issue By DoDAAC	W911QY
Admin DoDAAC	S2206A
Inspect By DoDAAC	W56XNH
Acceptor	W911QY
Ship To	TDB
(4)Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.
(5)Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.
(g)WAWF point of contact.
(1)The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.
[***] / DCMA Boston-AFAW, Administrative Contracting Officer / [***]
(2)Contact the WAWF helpdesk at [***], if assistance is needed.
(End of clause)
FOR REFERENCE:
DFARS PGI 204.7108 Payment Instructions Table

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https://www.acq.osd.mi1/dpap/dars/pgi/pgihtm/current/PGI204_71.htm#payment_instructions
SECTION H -SPECIAL CONTRACT REQUIREMENTS
The following have been modified:
H.1Key Personnel
Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement’s skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable. Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2Substitution of Key Personnel
The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.
All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.
H.3Disclosure of Information:
Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.

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The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractors employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity’s security or interrupt the continuity of its operations.
No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section H.3 except to the extent that a disclosure is otherwise prohibited by law.
H.4Publication and Publicity
The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.
(a) Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.
(b) Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.
(c) The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.
(d) The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services. Office of the Assistant Secretary’ for Preparedness and Response. Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:
“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”
H.5Confidentiality of Information
a. Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.
b. The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

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c.    If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.
d.    Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.
e.    Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.
f.    Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.
g.    The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.
ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.
H.6Regulatory Rights
This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologies license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.
Accordingly, the Contractor and the Government agree to the following:
a. DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.
b. [***].
H.7Performance Based Payment Liquidated under Termination
Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2. Termination for Convenience of the Government (Fixed-Price).
H.8Public Readiness and Emergency Preparedness (PREP) Act:

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In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19. 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4. 2020), and amended on April 15. 2020. 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):
(i) This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the CO VID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;
(ii) Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and
(iii) Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.
Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C. § 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.
The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor CO VID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)
The items and technology covered by tins Contract are being developed for both civil and military applications.
H.9[***] .
H.10[***].
H.11[***].
H.12Transportation to Final Destination
During the course of performance under this contract, the Government may require storage of the filled drag product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].
H.13Validation of IP/Data
The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.
H.14Novation
Upon Moderna, US, Inc.’s registration in the System for Award Management, the Government will, at the Contractor’s request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead

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of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.
H.15Base & Option 1 Delivery Acceleration
In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are successfully utilized, [***] above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:
1. If the Government exercises Option 2 (NLT 15 May):
a. Moderna will reduce the cost of Option 2 by [***] for each successfully accelerated drag product fill under the Base Period [***] and [***] for each successfully accelerated drag product fill under Option 1 [***].
2. If the Government does not exercise Option 2 (NLT 15 May):
a. In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to credit the Government [***] for [***] and [***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drug product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fdl reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).
b. In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.) Moderna shall submit documentation to the USG of the following:
i.)Cancellation notice to the subcontractor,
ii.) The basis of the cancellation, and
iii.) Cancellation fees incurred.
2.) Moderna shall reduce credits to the USG under paragraph 2a) of this clause. IAW agreed cancellation costs incurred.
3.) Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.
H.16Delivery Schedule, as revised H Feb 2021 via modification P00004
[***]

Moderna confirms that it will provide the USG with the first 300M doses manufactured within its US-based supply chain [***], with the exception of doses required for clinical studies. The delivery schedule assumes that Moderna will work to further maximize fill/finish capacity by working with the FDA to increase fill volumes, [***]. Both parties acknowledge that resulting revisions to future accounting, invoicing, acceptance and delivery of doses subject to the revised label will be implemented via a subsequent modification.
H.17Post-Termination Disposition of Undelivered Product

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For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.
H.18[***].
In order to facilitate projections and invoicing, the Government shall provide or direct a third party (e.g., McKesson) to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.
For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with a [***].
Both parties acknowledge that the delivery schedule is based on [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period. Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.

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[***]

SECTION J -LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 Feb 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx. Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	2	7 August 2020
Attachment 0008	Performance Base Payment Milestone Billing Plan	17	4 December 2020
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	24
2. AMENDMENT/MODIFICATION NO. P00006	3. EFFECTIVE DATE 4-Jun-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY W6QK ACC-APG NATICK DIVISION BLDG 1 GENERAL GREENE AVENUE NATICK MA 01760-5011	CODE	W911QY	7. ADMINISTERED BY (If other than item 6) DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138	CODE	S2206A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     is extended,     is not extended.
Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in foil force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephane Bancel (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer)	16C. DATE SIGNED 4 Jun 2021

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
OBLIGATION AMOUNT: $3,993,662.60
a.    The purpose of this modification (P00006) is to:
- Change the Purchasing Office from W911QY (NCD) to W58P05 (JCRD); the new Contracting Officer is [***] and Contract Specialist remains unchanged (Authority FAR 52.243-1)
- Update CLIN 0002 pricing for VMI Storage and obligate funding of $1,355,232.80; revise CLIN structure for 0002 to add 0002AA, 0002AB, 00002AC; void out CLINs 1002, 2002, 3002, 4002 (Authority FAR 52.243-1).
- Add Accelerated Distribution CLINs 0005, 0005AA, 0005AB, 0005AC, and fund in the amount of $2,638,429.80 (Authority FAR 43.103(a)).
- Revise Section E, Inspect and Acceptance (Authority FAR 52.243-1).
- Revise the Acceptor DODAAC from W911QY to W58P05 in FAR Clause 252.232-7006 (Authority FAR 52.243-1)
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total value of the contract has increased by $3,993,662.60 from $8,141,598,000 to $8,145,591,662.60. The total funded amount has increased by $3,993,662.60 from $4,841,598,000 to $4,845,591,662.60.
All other terms and conditions remain unchanged. Please see below for details.
The following have been modified:
OBLIGATION AMOUNT: $1,650,000,000
a.    The purpose of this modification (P00004) is to:
- Exercise, fund Option 2 CLINs 2001AA, 2001AB, 2001AC for a total of $1,650,000,000 (Authority FAR 52.217- 7)
- Add clauses H. 16 & H. 17, and revise the delivery schedule for the Base period, Option 1, and Option 2 IAW the table contained within H. 16 (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)

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- Revise the table in Section G back to previous amounts, due to an administrative error on modification no. P00003, where the amounts were revised (Authority FAR 52.232-16)
- Update Contract Data Requirement List (CDRL) no.’s A003, A008, A009, A011, A014, A021, and the corresponding information to the CDRLs in Section C, Statement of Work, (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount has increased by $ 1.650.000.000 from $3.191.598.000 to $4,841,598,000.
All other terms and conditions remain unchanged. Please see below for details.
SECTION A -SOLICITATION/CONTRACT FORM
The total cost of this contract was increased by $3,993,662.60 from $4,841,598,000.00 to $4,845,591,662.60.
The ‘administered by’ organization has changed from
DEFENSE CONTRACT MANAGEMENT AGENCY
DCMA BOSTON
495 SUMMER STREET
BOSTON MA 02210-2138
to
DEFENSE CONTRACT MANAGEMENT AGENCY
DCMA BOSTON
37 GRENIER STREET, BLDG. 1108
HANSCOM AIR FORCE BASE MA 01731 -1600
SECTION B - SUPPLIES OR SERVICES AND PRICES
CLIN 0002
The pricing detail quantity has increased by 11.00 from 1.00 to 12.00.
The unit price amount has increased by $112,936.07 from $0.00 to $112,936.067.
The unit of issue has changed from Job to Months.
The cost constraint TBN has been deleted.
The total cost of this line item has increased by $1,355,232.80 from $0.00 to $1,355,232.80.
CLIN 1002
The CLIN description has changed from Vendor Managed Inventory to Void - Vendor Managed Inventory.
The CLIN extended description has changed from:
a.    The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F.
b.    [***].

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To:
VMI Storage requirements were consolidated into CLIN 0002 via modification P00006. All other VMI Storage CLINs are hereby void.
The pricing detail quantity has decreased by 1.00 from 1.00 to 0.00.
The unit of issue Job has been deleted.
The option status has changed from Option to No Status.
The cost constraint TBN has been deleted.
CLIN 2002
The CLIN description has changed from Vendor Managed Inventory to Void - Vendor Managed Inventory.
The CLIN extended description has changed from:
a. The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F.
b. [***].
To:
VMI Storage requirements were consolidated into CLIN 0002 via modification P00006. All other VMI Storage CLINs are hereby void.
The pricing detail quantity has decreased by 1.00 from 1.00 to 0.00.
The unit of issue Job has been deleted.
The option status has changed from Option to No Status.
The cost constraint TBN has been deleted.
CLIN 3001
The CLIN extended description has changed from:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract.
To:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW), and CDRLs (Exhibit A) on this contract.
CLIN 3002
The CLIN description has changed from Vendor Managed Inventory to Void - Vendor Managed Inventory.
The CLIN extended description has changed from:
The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F.

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b. [***].
To:
VMI Storage requirements were consolidated into CLIN 0002 via modification P00006. All other VMI Storage CLINs are hereby void.
The pricing detail quantity has decreased by 1.00 from 1.00 to 0.00.
The unit of issue Job has been deleted.
The option status has changed from Option to No Status.
The cost constraint TBN has been deleted.
CLIN 4001
The CLIN extended description has changed from:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract.
To:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), I AW Section C, Statement of Work (SOW), and CDRLs (Exhibit A) on this contract.
CLIN 4002
The CLIN description has changed from Vendor Managed Inventory to Void - Vendor Managed Inventory.
The CLIN extended description has changed from:
The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F.
b. [***].
To:
VMI Storage requirements were consolidated into CLIN 0002 via modification P00006. All other VMI Storage CLINs are hereby void.
The pricing detail quantity has decreased by 1.00 from 1.00 to 0.00.
The unit of issue Job has been deleted.
The option status has changed from Option to No Status.
The cost constraint TBN has been deleted.

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CLIN 0005 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005	Accelerated Distribution FFP [***] associated with Base, Option 1, and Option 2 periods (300M doses total) to meet fluctuating CDC allocation requirements [***].				$0.00
				NET AMT	$0.00
	SUBCLIN 005AA is added as follows:
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
00055AA		1	Job	$879,476.60	$879,476.60
	Base Period FFP [***] FOB: Destination PURCHASE REQUEST NUMBER: [***] PSC CD: 6505
				NET AMT	$879,476.60
	ACRN AJ CIN: GFEBS001165492700002				$879,476.60
	SUBCLIN 0005AB is added as follows:
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AB		1	Job	$879,476.60	$879,476.60
	Option 1 Period FFP [***] FOB: Destination PURCHASE REQUEST NUMBER: [***] PSC CD: 6505
				NET AMT	$879,476.60
	ACRN AJ CIN: GFEBS001165492700003				$879,476.60
	SUBCLIN 0005AC is added as follows:
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AC		1	Job	$879,476.60	$879,476.60
	[***]. FOB: Destination PURCHASE REQUEST NUMBER: [***] PSC CD: 6505
				NET AMT	$879,476.60
	ACRN AJ CIN: GFEBS001165492700004				$879,476.60

SECTION C -DESCRIPTIONS AND SPECIFICATIONS
The following have been modified:

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STATEMENT OF WORK
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE
C.1SCOPE. The Department of Defense and Health and Human Services (HHS) require large scale manufacturing of vaccine doses in support of the national emergency response to the Coronavirus Disease 2019 (COVID-19) for the United States Government (USG) and the US population.
C.1.1Background. In December 2019, a novel coronavirus now known as SARS-CoV-2 was first detected in Wuhan, Hubei Province, People’s Republic of China, causing outbreaks of the coronavirus disease COVID-19 that has now spread globally. The Secretary’ of Health and Human Service declared a public health emergency on January 31, 2020, under section 319 of the Public Health Service Act (42 U.S.C. 247d), in response to CO VID-19. On March 1, 2020, the President of the United States, pursuant to sections 01 and 301 of the National Emergencies Act (50 U.S.C. 1601 et seq.) and consistent with section 1135 of the Social Security Act (SSA), as amended (42 U.S.C. 1320b-5), proclaimed that the COVID-19 outbreak in the United States constitutes a national emergency.
C.1.1.1Under Operation Warp Speed (OWS), the Department of Defense and HHS are leading a whole of nation effort to ensure development of promising vaccine, diagnostic and therapeutic candidates and ensure that these medical countermeasures are available in the quantities required to reduce SARS-CoV-2 transmission, identify prior and/or current infection, and improve patient care, thereby mitigating the impact of COVID-19 on the nation and its people. The DoD Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRD) is providing expertise and contracting support to HHS, in compliance with PL 115-92 Authorization Letter for DoD Medical Priorities, through an Interagency Agreement, signed April 23, 2020. As OWS products progress to clinical trials to evaluate the safety and efficacy of vaccines and therapeutics, it is critical that, in parallel, the USG supports large scale manufacturing so that vaccine doses or therapeutic treatment courses are immediately available for nationwide access as soon as a positive efficacy signal is obtained and the medical countermeasures are authorized for widespread use.
C.1.2Objective: The objective of this effort is to obtain the following:
(a)Base Period: Large scale manufacturing of 100 million vaccine doses
(b)Option Period 1: Large scale manufacturing of 100 million vaccine doses
(c)Option Period 2: Large scale manufacturing of 100 million vaccine doses
(d)Option Period 3: Large scale manufacturing of 100 million vaccine doses
(e)Option Period 4: Large scale manufacturing of 100 million vaccine doses
The Base Period is [***], with overlapping options for a total of [***] if all options are exercised.
C.1.3Consistent with the Updated EUA Fact Sheet for Healthcare Providers Administering Vaccine (Vaccination Providers) dated 01 April 2021, up to [***] may be extracted from Moderna’s newly authorized multidose vials with 8.0mL fill volume (1600mcg). The Government and Moderna agree that [***] per vial are only attainable using premium low dead volume (LDV) syringes, which are in short supply globally. Utilizing initial ancillary equipment, vaccine administration personnel can reliably extract [***] from these vials: however, the Government has identified needle/syringe combinations that can be used to extract [***].
C.1.3.1Given the two parties’ shared interest in reducing vaccine waste and accelerating the availability of Moderna’s SARS-CoV-2 vaccine doses, the Government and Moderna intend that the Moderna vaccines doses be administered with needles and syringes compatible with extraction of [***] when possible. Toward this end, the Government shall maintain a list of syringe and/or needle combinations which will allow extraction of [***] per 8.0mL vial, which list shall be updated jointly by the Government and Moderna as any additional syringe and/or needle combinations compatible with extraction of [***]/vial are identified. Furthermore, the Government will, to the extent that appropriate needles and syringes are available, assemble and ship kits containing sufficient quantities of syringes and needles compatible with extraction of [***] per vial (Kit Moderna [***]) with Moderna’s SARS-CoV-2 vaccine. The Government expects that these kits will be available beginning 01 May 2021 for a significant

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portion of Moderna’s remaining deliveries. If, however, appropriate syringes and needles are not available, the Government will revert to shipping the Kit Moderna [***] with Moderna’s SARS-CoV-2 vaccine.
C.2APPLICABLE DOCUMENTS
C.2.1Federal Documents:
C.2.1.1Title 21 Code of Federal Regulations (CFR), Food and Drugs: Part 210, Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General; and, Part 211, Current Good Manufacturing Practice In Manufacturing, Processing, Packing, or Holding of Drugs; General. (https://www.ecfr.gov/cgi-bin/text- idx?SID=a95cab20f443897a400bb7e44a27cf4c&mc=tme&tpl=/ecfrbrowse/Title21/21cfrv4_02.tpl#0)
C.3REQUIREMENTS. Independently, and not as an agent of the USG, in accordance with the Proposal submitted by Moderna US, Inc. in response to Solicitation Number W911QY20R0043, Titled, “Advanced Procurement of mRNA-1273 Vaccine for Prevention of SARS-CoV-2 Coronavirus (COVID-19)”), dated July 10, 2020 (and any subsequent USG-approved revisions thereto), the contractor shall provide all necessary services, qualified personnel, material, equipment and facilities (not otherwise provided by the USG under the terms of this contract) to perform the specific tasks set forth below.
C.3.1Contract Line Item Number (CLIN) 0001 - Base Period: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.1.1The contractor shall complete all scope required for the production, release and delivery use of 100 million Final Drug Product (FDP) doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include, the following tasks and other activities reasonably contemplated by such task:
C.3.1.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002. FDA Interactions and Inspections Documentation.
C.3.1.1.2cGMP manufacturing of 100 million doses fully compliant with 21 CFR 210 and 211.
C.3.1.1.3[***].
C.3.1.1.4[***].
C.3.1.1.5Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA, including “Exemption from Certain Product Tracing and Product Identification Requirements Under Section 582 of the FD&C Act” (April 2020).
C.3.1.1.6In coordination with the USG, the contractor shall conduct a demonstration of the vaccine shipping process prior to the first delivery of FDP doses at a time mutually agreed to by the contractor and the USG. Moderna shall provide specifications and details associated with the shipping process and containers (IAW CDRL A005) to enable the USG to adequately plan and prepare for potential distribution of the vaccine.
C.3.1.1.7Following release of product the contractor shall, promptly deliver product to the designated delivery site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. In the

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unforeseen event that a designated delivery site cannot receive product and the contractor provides storage beyond [***] days of product release, the contract will be subject to modification for acceptance purposes.
C.3.1.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARD A and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.1.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.1.2.2FDA Audits. The Contractor shall notify the Contracting Officer and Contracting Officer’s Representative (COR) within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.1.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.2CLIN 1001 - Option Period 1: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.2.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.2.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.2.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.3[***].
C.3.2.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.

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C.3.2.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.2.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.2.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.2.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.3CLIN 2001 - Option Period 2: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.3.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.3.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.3.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.3[***].
C.3.3.1.4Ensuring that the product complies with the Drug Supply Chain Security Act (DSCSA). Sections 581- 585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability’ and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.5Following release the contractor shall deliver product to the nearest designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery’ location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.3.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.3.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL AOOL

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C.3.3.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third part) in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if am are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.3.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions. FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.4CLIN 3001 - Option Period 3: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.4.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.4.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.4.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.3[***].
C.3.4.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA). Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory’ (VMI) at the contractor site.
C.3.4.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.4.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.4.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.

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C.3.4.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding mRNA-1273 for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.5CLIN 4001 - Option Period 4: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.5.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.5.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.5.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.5.1.3[***].
C.3.5.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.5.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.5.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.5.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.5.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.5.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

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C.4CLIN 0002: Data Deliverables. The contractor shall provide the following in accordance with the Contract Data Requirements List (CDRL), DD Forms 1423, provided at Appendix A.
C.4.1Monthly Inventory Report (CDRL A003), detailing at a minimum, raw materials, formulated LNPs, and the fill, finish, and released product.
C.4.2Quality Management Plan. The contractor shall provide a Quality Management Plan, in accordance with CDRL A004, describing the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior management responsibility, resource management, lifecycle management, and quality management system evaluation.
C.4.3Shipping Documentation (CDRL A005) for all Finished Drug Product (FDP) transferring from the contractor’s fill/finish facility to a USG facility. The contractor shall obtain concurrence on planned shipment protocols prior to transport.
C.4.4Expiring Items Report (CDRL A006) for all FDP in the USG’s possession.
C.4.5Key Personnel Listing (CDRL A007).
C.4.6Monthly Technical Progress Report (CDRL A008), to include an Integrated Master Schedule, identifying key activities and contract status.
C.4.7Final Technical Report (CDRL A009), documenting the work performed and results obtained for the entire contract period of performance.
C.4.8Supply Chain Resiliency Plan (SCRP). The contractor shall provide, in accordance with CDRL A010 and CDRL Attachment 0001, a comprehensive SCRP that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to finished goods, and key equipment suppliers and their locations, including addresses, points of contact, and work performed per location, to include subcontractors.
C.4.9[***].
C.4.10Manufacturing Reports and Dose Tracking. The Contractor shall provide, in accordance with CDRL A013, manufacturing reports and manufacturing dose tracking projections and actuals utilizing the USG-provided “COVID-19 Dose Tracking Template” (CDRL Attachment 0003).
C.4.11Product Acceptance Report (for each lot of Drug Product). The contractor shall provide, in accordance with CDRL A014, pictures of the drug product with lot number, drug product lot tree, list of associated deviations (from drug substance and product), and a Certificate of Analysis.
C.4.12Incident Report. The contractor shall communicate to BARDA and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule and/or cost and/or performance in accordance with CDRL A016. “Significant” is frequently defined as a [***] or greater cost or schedule variance within a control account, but should be confirmed in consultation with the COR. Incidents that present liability to the project even without cost/schedule impact, such as breach of GCP during a clinical study, shall also be reported.
C.4.13FDA Correspondence. The contractor shall provide any correspondence between Contractor and FDA relevant to the scope of this contract and submit in accordance with CDRL AO 17.

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C.4.14Press Releases. The contractor shall accurately and factually represent the work conducted under this contract in all press releases. The contractor shall provide an advance copy of any press release in accordance with CDRL AO 18.
C.4.15Manufacturing Development Plan. The contractor shall provide a Manufacturing Development Plan, in accordance with CDRL A025, describing the manufacturing process for the drug/biologic product to ensure conformity’ with §501(a)(2)(B) of the Food, Drug, and Cosmetics Act (FD&C Act, Title 21 United States Code (USC) §351 (a)(2)(B)), regarding good manufacturing practices (GMP).
C.5Administration.
C.5.1Post Award Teleconference. The contractor shall host a Post Award Teleconference within 15 calendar days after contract award.
C.5.1.1The contractor shall provide an Agenda, IAW CDRL A020, detailing the planned activities for the subsequent 30 calendar days and shall discuss agenda items for the Post Award Kickoff Meeting.
C.5.1.2The contractor shall provide Meeting Minutes IAW CDRL A021.
C.5.2Post Award Kickoff Meeting. The contracting officer may request the contractor host a contract Kick-Off Meeting within 30 calendar days after contract award via teleconference. The contracting officer shall establish the date and time of the conference and prepare the agenda to include discussion on contract activities and schedule.
C.5.3Bi-Weekly Teleconference. The contractor shall participate in bi-weekly teleconferences (or more frequent meetings required by the USG if warranted based on contract activities) to discuss performance on the contract.
C.5.4The contractor shall provide an Agenda. IAW CDRL A020; Meeting Minutes in accordance with CDRL A02L and, Presentation Material in accordance with CDRL A022 for each of the aforementioned teleconferences or meetings throughout the contract period of performance.
C.5.5Daily “Check-In”. The contractor shall participate in a daily “check-in” (via teleconference or email) to address key cost, schedule and technical updates. Daily updates may be shared with senior USG leaders during the CO VID-19 response and should be provided on a non-confidential basis, unless the update includes confidential information in which case, the contractor shall provide the update in both confidential and non-confidential formats. Daily check-ins may occur on weekdays, excluding federal holidays. Upon request of the USG, check-ins may also occur on weekends and on federal holidays, provided at least 24 hours’ notice.
C.6Security.
C.6.1Access and General Protection/Security Policy and Procedures. The contractor shall provide all information required for background checks necessary’ to access critical information related to OWS, and to meet USG installation access requirements to be accomplished by the installation Director of Emergency Services or Security Office. The contractor employees shall comply with all personnel identity verification requirements as directed by the USG and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of OWS change the USG may require changes in the contractor’s security matters or processes. In addition to the industry standards for employment background checks, the contractor shall be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States USG.
C.6.2Security Program and Plan. The contractor shall implement a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the USG’s requirement. The contractor’s security’ practices and procedures shall be detailed in a Security Plan, in accordance with CDRL A019, and shall demonstrate how the contractor shall meet and adhere to the security requirements outlined in CDRL Attachment 0002. This plan shall be delivered to the USG within 45 days of award, and the USG

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will review in detail and submit comments within ten (10) business days to the Contracting Officer (CO) to be forwarded to the Contractor. The Contractor shall review the Security Plan comments, and, submit a final Security Plan to the U.S. USG within thirty (30) calendar days after receipt of the comments. The Security Plan shall include a timeline for compliance of all the required security measures outlined in CDRL Attachment 0002.
C.6.3Operational Security (OPSEC). The contractor shall develop and submit an OPSEC Standard Operating Procedure (SOP)ZPlan IAW CDRL A024. The contractor shall identify in the SOP/Plan critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it.
C.7CLIN 0002 Vendor Managed Inventory (VMI). The Contractor shall provide the capability to store the vaccine for up to [***], up to 100M doses of mRNA-1273 vaccine, in accordance with product labeling. The contractor shall, in accordance with paragraph C.3.1.1.6, ensure the product storage of FDP doses for up to [***] prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. [***]. The contractor shall store the product to insure product quality with audible alarms and contacting. The contractor shall notify the USG within [***] of detection of an incident with the potential to impact product quality, and implement corrective actions to mitigate the incident. B ARDA/JPEO- CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. The contractor shall notify the USG of Corrective/Preventive actions within [***] of detection of an incident with potential to impacts product qualify, BARDA/JPEO-CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary.
C.7.1The USG will provide the contractor advance notice of the required delivery locations for the vaccine. The contractor shall ship mRNA-1273 vaccines to designated locations [***] in the United States. The contractor shall be responsible for shipment of all vaccine product whether acceptance is conducted [***].
C.7.2The vaccine product shall be shipped and tracked by the distribution vendor’s shipping tracking number, to the USG-designated sites within the continental United States.
C.7.3[***]. Notwithstanding either of the foregoing sentences, the contractor shall not be liable for loss of or damage to supplies caused by the negligence of officers, agents, or employees of the USG acting within the scope of their employment.
SECTION E -INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0005:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

The following Acceptance/Inspection Schedule was added for SUBCLIN 0005AA:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 0005AB:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

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The following Acceptance/Inspection Schedule was added for SUBCLIN 0005AC:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following have been modified:
E.1Inspection:
Vaccine CLINs:
Quality inspection of Filled Drug Product (FDP) shall occur when the Contractor performs release testing to confirm that products complies with Contractor’s release specifications and criteria. Contractor will submit the Certificate of Analysis for quality inspection of all drug product lots in BARDA Data Infrastructure (BDI) system. Initial Inspection under this contract will be performed at the Contractor’s facility, or the subcontractor facility, by the BARDA Contracting Officer Technical Representative (COTR).
The Government shall inspect each shipment of product delivered to it hereunder for visible damage and quantity [***] of final delivery. In the event Contractor supplies any product to the Government and it is established that such Product was damaged or does not include the required quantities at the time of final delivery, the Government shall promptly notify Contractor in writing [***]. A BDI extract of the inspection documentation shall also be submitted in Wide Area Workflow (WAWF) as supporting documentation for invoice submittals.
Storage CLIN:
Inspection of storage under this contract will be performed at destination by a duly authorized representative of the Government. Contractor shall submit an invoice into WAWF at the end of each month during the period of performance specified.
Accelerated Distribution CLIN:
Inspection of Accelerated Distribution shall occur at origin when the Contractor completes deliveries for each ordering period: a). Base Period, b). Option 1 Period, and c). Option 2 Period. Contractor shall submit an invoice against the appropriate subCLIN under CLIN 0005 in WAWF, accordingly. Inspection will be conducted by the BARDA Contracting Officer’s Technical Representative (COTR) to ensure all vaccines doses have been delivered.
Data CLIN:
Inspection of all reports and Contract Data Requirement List (CDRL) under this contract will be performed at Destination by a duly authorized representative of the Government.
E.2Acceptance
a. Acceptance [***]. Acceptance [***]. Regardless of where acceptance occurs, the contractor is responsible for final delivery of Filled Drug Product (FDP) to a government designated CDC location.
b. Acceptance of vaccines under this agreement will be performed by the COTR in the BDI system, which constitutes government acceptance at origin. Documentation of acceptance shall be submitted in accordance with WAWF instructions.
c. Acceptance of storage & accelerated distribution shall occur in WAWF by the KO.

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d. The parties acknowledge that acceptance may depend on the compliance with the Contractor’s product specifications. The KO and COR may prior to acceptance consult with FDA under its authority under Public Law 115-92 to determine whether the material to be delivered meets the Contractor’s product specifications. To this end, Contractor agrees to provide a letter to FDA authorizing the Government to engage in dialog with FDA about the ultimate compliance of this product with the Contractor’s product specifications prior to acceptance. BARDA/COR will accept product according to the approved Product Acceptance Procedure.
SECTION F -DELIVERIES OR PERFORMANCE
The following Delivery Schedule Item has been deleted from CLIN 0002:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to CLIN 0002:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery’ Schedule for SUBCLIN 0005AA has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule for SUBCLIN 0005AB has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule for SUBCLIN 0005AC has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

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The following Delivery’ Schedule for CLIN 1002 has been deleted:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	N/A FOB: Destination

The following Delivery Schedule for CLIN 2002 has been deleted:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	N/A FOB: Destination
The following Delivery Schedule for CLIN 3002 has been deleted:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	N/A FOB: Destination

The following Delivery Schedule for CLIN 4002 has been deleted:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	N/A FOB: Destination

SECTION G -CONTRACT ADMINISTRATION DATA
Accounting and Appropriation
Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $3,993,662.60 from $4,841,598,000.00 to $4,845,591,662.60.
CLIN 0002:
AJ: [***] was increased by $1,355,232.80 from $0.00 to $1,355,232.80
The contract ACRN AJ has been added.
The CIN [***] has been added.
SUBCLIN 0005AA:
Funding on SUBCLIN 0005AA is initiated as follows:
ACRN: AJ

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CIN: [***]
Acctng Data: [***]
Increase: $879,476.60
Total: $879,476.60
SUBCLIN 0005AB:
Funding on SUBCLIN 0005AB is initiated as follows:
ACRN: AJ
CIN: [***]
Acctng Data: [***]
Increase: $879,476.60
Total: $879,476.60
SUBCLIN 0005AC:
Funding on SUBCLIN 0005AC is initiated as follows:
ACRN: AJ
CIN: [***]
Acctng Data: [***]
Increase: $879,476.60
Total: $879,476.60
The following have been modified:
G.1GOVERNMENT CONTRACT ADMINISTRATION
In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.
Procuring Contracting Officer:
[***]
Joint COVID-19 Response Division
US Army Contracting Command
6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013
Contract Specialist:
[***]
Joint COVID-19 Response Division

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US Army Contracting Command
6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013
G.2GOVERNMENT TECHNICAL POINT OF CONTACT
[***]
Biologist/Project Officer
200 C Street, SW
Washington, DC 20201
G.3CONTRACTOR’S CONTRACT ADMINISTRATION
[***]
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.4PLACES OF PERFORMANCE
Moderna US. Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.5NOTIFICATION OF REVISIONS AND CHANGE
Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.
G.6PERFORMANCE BASED PAYMENT
Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table dated 4 May 2021. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option I AW the following schedule:

CLIN	PERIOD	AMOUNT
0001AA	BASE	$ 90,210,000
0001AB	BASE	$ 132,308,000
0001AC	BASE	$ 180,420,000
0001AD	BASE	$ 198,462,000
TOTAL		$ 601,400,000

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

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Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008. Performance-based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008.
252.232-    7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)
(a)Definitions. As used in this clause—
“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.
“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.
“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(b)Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports.
(c)WAWF access. To access WAWF. the Contractor shall—
(1)Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and
(2)Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.
(d)WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.miF.
(e)WAWF methods of document submission. Document submissions may be via web entry. Electronic Data Interchange, or File Transfer Protocol.
(f)WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:
(i)Document type. The Contractor shall submit payment requests using the following document type(s):
COMBO

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(ii)For fixed price line items—
(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.
Invoice and receiving report document type
(B) For services that do not require shipment of a deliverable, submit either the Invoice 2-in-1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.
N/A
(iii)For customary progress payments based on costs incurred, submit a progress payment request.
(iv)For performance based payments, submit a performance based payment request.
(v)For commercial item financing, submit a commercial item financing request.
(2)Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.
(3)Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.
Routing Data Table

Field Name in HA IFF	Data to be entered in WA WF
Pay Official DoDAAC	HQ0337
Issue By DoDAAC	W911QY
Admin DoDAAC	S2206A
Inspect By DoDAAC	W56XNH
Acceptor	W911QY
Ship To	TDB
(4)Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.
(5)Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.
(g)WAWF point of contact.
(1)The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.
[***] / DCMA Boston-AFAW. Administrative Contracting Officer / [***]
(2)Contact the WAWF helpdesk at [***], if assistance is needed.
(End of clause)

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FOR REFERENCE:
DFARS PGI 204.7108 Payment Instructions Table
https://www.acq.osd.mi1/dpap/dars/pgi/pgi_htm/current/PGI204_71.htm#payment_instructions

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SECTION J -LIST OF DOCUMENTS; EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 Feb 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	2	7 August 2020
Attachment 0008	Performance Base Payment Milestone Billing Plan	17	4 December 2020
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	29
2. AMENDMENT/MODIFICATION NO. P00007	3. EFFECTIVE DATE 15-Jun-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY W6QK ACC-APG NATICK DIVISION BLDG 1 GENERAL GREENE AVENUE NATICK MA 01760-5011	CODE	W58Po5	7. ADMINISTERED BY (If other than item 6) DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138	CODE	S2206A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
X	10B. DATED (SEE ITEM 13) 09-Aug-2020
CODE 8PTM0	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     is extended,     is not extended.
Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in foil force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephane Bancel (Signature of person authorized to sign)	15C. DATE SIGNED 6/15/2021	16B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer)	16C. DATE SIGNED 15 June 2021

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00007
OBLIGATION AMOUNT: $3,300,000,000.00
a.    The purpose of this modification (P00007) is to:
- Revise Section A (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
- Exercise, revise delivery schedule for, and fund Option 3 and 4 CLINs 3001, 3001AA, 3001AB, 3001AC, 3001AD, 4001, 4001AA, 4001AB, 4001AC for a total of $3,300,000,00 (Authority FAR 52.217-7)
- Update Contracting Officer (Authority FAR 43.103(b))
- Add Performance Based Payments for Options 3 and 4; and revise the table in Section G, accordingly (Authority FAR 52.232-16)
- Add clause H.19 Product Variations (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
- Revise Attachment 0007, Performance Based Payment (PBP) Milestone Schedule, and Attachment 0008, PBP Milestone Billing Plan (Authority FAR 52.243-1).
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total funded amount has increased by $3,300,000,000 from $4,845,591,662.60 to $8,145,591,662.60. The total contract value amount remains unchanged.
All other terms and conditions remain unchanged. Please see below for details.
SECTION A -SOLICITATION/CONTRACT FORM
The total cost of this contract was increased by $3,300,000,000.00 from $4,845,591,662.60 to $8,145,591,662.60.
The following have been modified:
A.1The U.S. Army Contracting Command - Aberdeen Proving Ground (ACC-APG), Natick Division has a requirement for up to 500 million SARS-CoV-2 mRNA-1273 Vaccine doses ([***]) in support of Joint Program Executive Office - Chemical Biological Radiological Nuclear Defense (JPEO- CBRND), the Assistant Secretary for Preparedness and Response (ASPR), and Biomedical Advanced Research and Development Authority (BARDA).

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All doses of mRNA-1273 Vaccine to satisfy the delivery requirements of CLINs 0001, 1001, and 2001 are 100 pg doses which will be delivered in a multi-dose vial containing either 6.3mL fill volume (1260mcg) [***] or 8.0mL fill volume (1600mcg) [***] (as described in Moderna’s COVID-19 Vaccine Authorized Fact Sheet and label).
Specifications of doses of mRNA-1273 Vaccine to satisfy the delivery requirements of CLINs 3001 and 4001 are described in Section H.19.
The delivery schedule for CLINs 3001 and 4001 may be concurrent with Moderna’s Biologics License Application and FDA approval of the SARS-CoV-2 vaccine. Moderna agrees to continue to perform all regulatory efforts required to ensure that product delivered while the SARS-CoV-2 vaccine was under Emergency Use Authorization will remain available for use in the US.
SECTION B -SUPPLIES OR SERVICES AND PRICES
CLIN 3001
The CLIN extended description has changed from:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW), and CDRLs (Exhibit A) on this contract.
To:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW), Clause no. H-19, and CDRLs (Exhibit A) on this contract.
The option status has changed from Option to Option Exercised.
SUB CLIN 3001AA
The CLIN description has changed from 33.4M Doses to 25M Doses.
The pricing detail quantity has decreased by 8,400,000.00 from 33,400,000.00 to 25,000,000.00.
The option status has changed from Option to Option Exercised.
The total cost of this line item has decreased by $138,600,000.00 from $551,100,000.00 to $412,500,000.00.
SUBCLIN 3001AB
The CLIN description has changed from 33.4M Doses to 25M Doses.
The pricing detail quantity has decreased by 8,400,000.00 from 33,400,000.00 to 25,000,000.00.
The option status has changed from Option to Option Exercised.
The total cost of this line item has decreased by $138,600,000.00 from $551,100,000.00 to $412,500,000.00.
SUB CLIN 3001 AC
The CLIN description has changed from 33.2M Doses to 30M Doses.
The pricing detail quantity has decreased by 3,200,000.00 from 33.200.000.00 to 30,000,000.00.
The option status has changed from Option to Option Exercised.
The total cost of tins line item has decreased by $52,800,000.00 from $547,800,000.00 to $495,000,000.00.
CLIN 4001
The CLIN extended description has changed from:

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The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW), and CDRLs (Exhibit A) on this contract.
To:
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW), Clause no. 19, and CDRLs (Exhibit A) on this contract.
The option status has changed from Option to Option Exercised.
SUBCLIN 4001AA
The CLIN description has changed from 33.4M Doses to 10M Doses.
The pricing detail quantity has decreased by 23,400.000.00 from 33.400,000.00 to 10,000,000.00.
The option status has changed from Option to Option Exercised.
The total cost of this line item has decreased by $386,100,000.00 from $551,100,000.00 to $165,000,000.00.
SUBCLIN 4001AB
The CLIN description has changed from 33.4M Doses to 28M Doses.
The pricing detail quantity has decreased by 5.400.000.00 from 33.400.000.00 to 28,000,000.00.
The option status has changed from Option to Option Exercised.
The total cost of this line item has decreased by $89,100,000.00 from $551,100,000.00 to $462,000,000.00.
SUBCLIN 4001AC
The CLIN description has changed from 33.2M Doses to 28M Doses.
The pricing detail quantity has decreased by 5,200,000.00 from 33.200.000.00 to 28,000,000.00.
The option status has changed from Option to Option Exercised.
The total cost of this line item has decreased by $85,800,000.00 from $547,800,000.00 to $462,000,000.00.
SUBCLIN 3001AD is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3001AD EXERCISED OPTION	20M Doses FFP	20,000,000	Each	$16.50	$330,000,000.00

a. If executed, the option shall be awarded upon EUA or no later than [***]
b. The government shall provide [***] notification to exercise the option.
FOB: Destination
PURCHASE REQUEST NUMBER: [***]
PROJECT: Operation Warp Speed
PSC CD: 6505

				NET AMT	$330,000,000.00
	ACRN AM				$330,000,000.00
	CIN: GFEBS001166190500004

SUBCLIN 4001AD is added as follows:

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(P00007)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4001AD EXERCISED OPTION	34M Doses FFP	34,000,000	Each	$16.50	$561,000,000.00

a. If executed, the option shall be awarded upon EUA or no later than [***]
b. The government shall provide [***] notification to exercise the option.
FOB: Destination
PURCHASE REQUEST NUMBER: [***]
PROJECT: Operation Warp Speed
PSC CD: 6505

				NET AMT	$561,000,000.00
	ACRN AM				$561,000,000.00
	CIN: GFEBS001166190500008

SECTION C -DESCRIPTIONS AND SPECIFICATIONS
The following have been modified:
STATEMENT OF WORK
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE
C.1SCOPE. The Department of Defense and Health and Human Services (HHS) require large scale manufacturing of vaccine doses in support of the national emergency response to the Coronavirus Disease 2019 (COVID-19) for the United States Government (USG) and the US population.
C.1.1Background. In December 2019, a novel coronavirus now known as SARS-Co V-2 was first detected in Wuhan, Hubei Province, People’s Republic of China, causing outbreaks of the coronavirus disease COVID-19 that has now spread globally. The Secretary of Health and Human Service declared a public health emergency on January 31, 2020, under section 319 of the Public Health Service Act (42 U.S.C. 247d), in response to CO VID-19. On March 1, 2020, the President of the United States, pursuant to sections 01 and 301 of the National Emergencies Act (50 U.S.C. 1601 et seq.) and consistent with section 1135 of the Social Security Act (SSA), as amended (42 U.S.C. 1320b-5), proclaimed that the COVID-19 outbreak in the United States constitutes a national emergency.
C.1.1.1Under Operation Warp Speed (OWS), the Department of Defense and HHS are leading a whole of nation effort to ensure development of promising vaccine, diagnostic and therapeutic candidates and ensure that these medical countermeasures are available in the quantities required to reduce SARS-CoV-2 transmission, identify prior and/or current infection, and improve patient care, thereby mitigating the impact of COVID-19 on the nation and its people. The DoD Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRD) is providing expertise and contracting support to HHS, in compliance with PL 115-92 Authorization Letter for DoD Medical Priorities, through an Interagency Agreement, signed April 23, 2020. As OWS products progress to clinical trials to evaluate the safety and efficacy of vaccines and therapeutics, it is critical that, in parallel, the USG supports large scale manufacturing so that vaccine doses or therapeutic treatment courses are immediately available for nationwide access as soon as a positive efficacy signal is obtained and the medical countermeasures are authorized for widespread use.
C.1.2Objective: The objective of this effort is to obtain the following:
(a)Base Period: Large scale manufacturing of 100 million vaccine doses

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(b)Option Period 1: Large scale manufacturing of 100 million vaccine doses
(c)Option Period 2: Large scale manufacturing of 100 million vaccine doses
(d)Option Period 3: Large scale manufacturing of 100 million vaccine doses
(e)Option Period 4: Large scale manufacturing of 100 million vaccine doses
The Base Period is [***], with overlapping options for a total of [***] if all options are exercised.
C.1.3Consistent with the Updated EUA Fact Sheet for Healthcare Providers Administering Vaccine (Vaccination Providers) dated 01 April 2021, up to [***] may be extracted from Moderna’s newly authorized multidose vials with 8.0mL fill volume (1600mcg). The Government and Moderna agree that [***] per vial are only attainable using premium low dead volume (LDV) syringes, which are in short supply globally. Utilizing initial ancillary equipment, vaccine administration personnel can reliably extract [***] from these vials; however, the Government has identified needle/syringe combinations that can be used to extract [***].
C.1.3.1Given the two parties’ shared interest in reducing vaccine waste and accelerating the availability of Moderna’s SARS-CoV-2 vaccine doses, the Government and Moderna intend that the Moderna vaccines doses be administered with needles and syringes compatible with extraction of [***] when possible. Toward this end, the Government shall maintain a list of syringe and/or needle combinations which will allow extraction of [***] per 8.0mL vial, which list shall be updated jointly by the Government and Moderna as any additional syringe and/or needle combinations compatible with extraction of [***]/vial are identified. Furthermore, the Government will, to the extent that appropriate needles and syringes are available, assemble and ship kits containing sufficient quantities of syringes and needles compatible with extraction of [***] per vial (Kit Moderna [***]) with Moderna’s SARS-CoV-2 vaccine. The Government expects that these kits will be available beginning 01 May 2021 for a significant portion of Moderna’s remaining deliveries. If, however, appropriate syringes and needles are not available, the Government will revert to shipping the Kit Moderna [***] with Moderna’s SARS-CoV-2 vaccine.
C.2APPLICABLE DOCUMENTS
C.2.1Federal Documents:
C.2.1.1Title 21 Code of Federal Regulations (CFR), Food and Drugs: Part 210, Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General; and, Part 211, Current Good Manufacturing Practice In Manufacturing, Processing, Packing, or Holding of Drugs; General.
(https://www.ecfr.gov/cgi-bin/text-idx?SID=a95cab20f443897a400bb7e44a27cf4c&mc=tme&tpl=/ecfrbrowse/Title21/21cfrv4_02.tpl#0)
C.3REQUIREMENTS. Independently, and not as an agent of the USG, in accordance with the Proposal submitted by Moderna US, Inc. in response to Solicitation Number W911QY20R0043, Titled, “Advanced Procurement of mRNA-1273 Vaccine for Prevention of SARS-CoV-2 Coronavirus (COVID-19)”), dated July 10, 2020 (and any subsequent USG-approved revisions thereto), the contractor shall provide all necessary services, qualified personnel, material, equipment and facilities (not otherwise provided by the USG under the terms of this contract) to perform the specific tasks set forth below.
C.3.1Contract Line Item Number (CLIN) 0001 - Base Period: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.1.1The contractor shall complete all scope required for the production, release and delivery use of 100 million Final Drug Product (FDP) doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include, the following tasks and other activities reasonably contemplated by such task:
C.3.1.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the

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assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.1.1.2cGMP manufacturing of 100 million doses fully compliant with 21 CFR 210 and 211.
C.3.1.1.3[***].
C.3.1.1.4[***].
C.3.1.1.5Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA, including “Exemption from Certain Product Tracing and Product Identification Requirements Under Section 582 of the FD&C Act” (April 2020).
C.3.1.1.6In coordination with the USG, the contractor shall conduct a demonstration of the vaccine shipping process prior to the first delivery of FDP doses at a time mutually agreed to by the contractor and the USG. Moderna shall provide specifications and details associated with the shipping process and containers (IAW CDRL A005) to enable the USG to adequately plan and prepare for potential distribution of the vaccine.
C.3.1.1.7Following release of product the contractor shall, promptly deliver product to the designated delivery site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. In the unforeseen event that a designated delivery site cannot receive product and the contractor provides storage beyond [***] of product release, the contract will be subject to modification for acceptance purposes.
C.3.1.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.1.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.1.2.2FDA Audits. The Contractor shall notify the Contracting Officer and Contracting Officer’s Representative (COR) within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.1.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.2CLIN 1001 - Option Period 1: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.2.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.2.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery

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shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.2.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.3[***].
C.3.2.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.2.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.2.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.2.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.2.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.2.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.3CLIN 2001 - Option Period 2: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.3.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.3.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.

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C.3.3.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.3[***].
C.3.3.1.4Ensuring that the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581- 585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability’ and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.3.1.5Following release the contractor shall deliver product to the nearest designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery’ location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.3.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.3.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL AOOL
C.3.3.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if am are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.3.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions. FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.4CLIN 3001 - Option Period 3: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.4.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.4.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.4.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.3[***].

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C.3.4.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA). Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.4.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory’ (VMI) at the contractor site.
C.3.4.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.4.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.4.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.4.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding mRNA-1273 for the following, but not limited to: FDA interactions. FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.3.5CLIN 4001 - Option Period 4: Large Scale Manufacturing of 100 Million Vaccine Doses.
C.3.5.1The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:
C.3.5.1.1Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of [***]. (Based on FDP stability data that supports a [***] shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation.
C.3.5.1.2cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.5.1.3[***].
C.3.5.1.4Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA.
C.3.5.1.5Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the

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extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site.
C.3.5.2Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract.
C.3.5.2.1BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.
C.3.5.2.2FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.
C.3.5.2.3FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologies for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.
C.4CLIN 0002: Data Deliverables. The contractor shall provide the following in accordance with the Contract Data Requirements List (CDRL), DD Forms 1423, provided at Appendix A.
C.4.1Monthly Inventory Report (CDRL A003), detailing at a minimum, raw materials, formulated LNPs, and the fill, finish, and released product.
C.4.2Quality Management Plan. The contractor shall provide a Quality Management Plan, in accordance with CDRL A004, describing the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior management responsibility, resource management, lifecycle management, and quality management system evaluation.
C.4.3Shipping Documentation (CDRL A005) for all Finished Drug Product (FDP) transferring from the contractor’s fill/finish facility to a USG facility. The contractor shall obtain concurrence on planned shipment protocols prior to transport.
C.4.4Expiring Items Report (CDRL A006) for all FDP in the USG’s possession.
C.4.5Key Personnel Listing (CDRL A007).
C.4.6Monthly Technical Progress Report (CDRL A008), to include an Integrated Master Schedule, identifying key activities and contract status.
C.4.7Final Technical Report (CDRL A009), documenting the work performed and results obtained for the entire contract period of performance.
C.4.8Supply Chain Resiliency Plan (SCRP). The contractor shall provide, in accordance with CDRL A010 and CDRL Attachment 0001, a comprehensive SCRP that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to

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finished goods, and key equipment suppliers and their locations, including addresses, points of contact, and work performed per location, to include subcontractors.
C.4.9[***].
C.4.10Manufacturing Reports and Dose Tracking. The Contractor shall provide, in accordance with CDRL A013, manufacturing reports and manufacturing dose tracking projections and actuals utilizing the USG-provided “COVID-19 Dose Tracking Template” (CDRL Attachment 0003).
C.4.11Product Acceptance Report (for each lot of Drug Product). The contractor shall provide, in accordance with CDRL A014, pictures of the drug product with lot number, drug product lot tree, list of associated deviations (from drug substance and product), and a Certificate of Analysis.
C.4.12Incident Report. The contractor shall communicate to BARDA and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule and/or cost and/or performance in accordance with CDRL A016. “Significant” is frequently defined as a [***] or greater cost or schedule variance within a control account, but should be confirmed in consultation with the COR. Incidents that present liability to the project even without cost/schedule impact, such as breach of GCP during a clinical study, shall also be reported.
C.4.13FDA Correspondence. The contractor shall provide any correspondence between Contractor and FDA relevant to the scope of this contract and submit in accordance with CDRL AO 17.
C.4.14Press Releases. The contractor shall accurately and factually represent the work conducted under this contract in all press releases. The contractor shall provide an advance copy of any press release in accordance with CDRL AO 18.
C.4.15Manufacturing Development Plan. The contractor shall provide a Manufacturing Development Plan, in accordance with CDRL A025, describing the manufacturing process for the drug/biologic product to ensure conformity’ with §501(a)(2)(B) of the Food, Drug, and Cosmetics Act (FD&C Act, Title 21 United States Code (USC) §351 (a)(2)(B)), regarding good manufacturing practices (GMP).
C.5Administration.
C.5.1Post Award Teleconference. The contractor shall host a Post Award Teleconference within 15 calendar days after contract award.
C.5.1.1The contractor shall provide an Agenda, IAW CDRL A020, detailing the planned activities for the subsequent 30 calendar days and shall discuss agenda items for the Post Award Kickoff Meeting.
C.5.1.2The contractor shall provide Meeting Minutes IAW CDRL A021.
C.5.2Post Award Kickoff Meeting. The contracting officer may request the contractor host a contract Kick-Off Meeting within 30 calendar days after contract award via teleconference. The contracting officer shall establish the date and time of the conference and prepare the agenda to include discussion on contract activities and schedule.
C.5.3Bi-Weekly Teleconference. The contractor shall participate in bi-weekly teleconferences (or more frequent meetings required by the USG if warranted based on contract activities) to discuss performance on the contract.
C.5.4The contractor shall provide an Agenda. IAW CDRL A020; Meeting Minutes in accordance with CDRL A02L and, Presentation Material in accordance with CDRL A022 for each of the aforementioned teleconferences or meetings throughout the contract period of performance.

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C.5.5Daily “Check-In”. The contractor shall participate in a daily “check-in” (via teleconference or email) to address key cost, schedule and technical updates. Daily updates may be shared with senior USG leaders during the CO VID-19 response and should be provided on a non-confidential basis, unless the update includes confidential information in which case, the contractor shall provide the update in both confidential and non-confidential formats. Daily check-ins may occur on weekdays, excluding federal holidays. Upon request of the USG, check-ins may also occur on weekends and on federal holidays, provided at least 24 hours’ notice.
C.6Security.
C.6.1Access and General Protection/Security Policy and Procedures. The contractor shall provide all information required for background checks necessary’ to access critical information related to OWS, and to meet USG installation access requirements to be accomplished by the installation Director of Emergency Services or Security Office. The contractor employees shall comply with all personnel identity verification requirements as directed by the USG and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of OWS change the USG may require changes in the contractor’s security matters or processes. In addition to the industry standards for employment background checks, the contractor shall be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States USG.
C.6.2Security Program and Plan. The contractor shall implement a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the USG’s requirement. The contractor’s security’ practices and procedures shall be detailed in a Security Plan, in accordance with CDRL AO 19, and shall demonstrate how the contractor shall meet and adhere to the security requirements outlined in CDRL Attachment 0002. This plan shall be delivered to the USG within 45 days of award, and the USG will review in detail and submit comments within ten (10) business days to the Contracting Officer (CO) to be forwarded to the Contractor. The Contractor shall review the Security Plan comments, and, submit a final Security Plan to the U.S. USG within thirty (30) calendar days after receipt of the comments. The Security Plan shall include a timeline for compliance of all the required security measures outlined in CDRL Attachment 0002.
C.6.3Operational Security (OPSEC). The contractor shall develop and submit an OPSEC Standard Operating Procedure (SOP)Plan IAW CDRL A024. The contractor shall identify in the SOP/Plan critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it.
C.7CLIN 0002 Vendor Managed Inventory (VMI). The Contractor shall provide the capability to store the vaccine for up to [***], up to 100M doses of mRNA-1273 vaccine, in accordance with product labeling. The contractor shall, in accordance with paragraph C.3.1.1.6, ensure the product storage of FDP doses for up to [***] prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. [***] The contractor shall store the product to insure product quality with audible alarms and contacting. The contractor shall notify the USG within [***] of detection of an incident with the potential to impact product quality, and implement corrective actions to mitigate the incident. BARDA/JPEO-CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. The contractor shall notify the USG of Corrective/Preventive actions within [***] of detection of an incident with potential to impacts product qualify. BARDA/JPEO-CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary.
C.7.1The USG will provide the contractor advance notice of the required delivery locations for the vaccine. The contractor shall ship mRNA-1273 vaccines to designated locations [***] in the United States. The contractor shall be responsible for shipment of all vaccine product whether acceptance is conducted [***].
C.7.2The vaccine product shall be shipped and tracked by the distribution vendor’s shipping tracking number, to the USG-designated sites within the continental United States.
C.7.3[***]. Notwithstanding either of the foregoing sentences, the contractor shall not be liable for loss of or damage to supplies caused by the negligence of officers, agents, or employees of the USG acting within the scope of their employment.

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SECTION E -INSPECTION AND ACCEPTANCE
The following Acceptance/Inspection Schedule was added for SUBCLIN 3001AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 4001AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

SECTION F -DELIVERIES OR PERFORMANCE
The following Delivery Schedule item for SUBCLIN 3001AA has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule item for SUBCLIN 3001AB has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule item for SUBCLIN 3001AC has been changed from:

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DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule for SUBCLIN 3001 AD has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule item for SUBCLIN 4001AA has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery’ Schedule item for SUBCLIN 4001AB has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

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The following Delivery Schedule item for SUBCLIN 4001AC has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

The following Delivery Schedule for SUBCLIN 4001AD has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
[***]	[***]	[***] FOB: Destination	[***]

SECTION G -CONTRACT ADMINISTRATION DATA
Accounting and Appropriation Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $3,300,000,000.00 from $4,845,591,662.60 to $8,145,591,662.60.
SUBCLIN 3001AA:
AK: [***] was increased by $412,500,000.00 from $0.00 to $412,500,000.00
The contract ACRN AK has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 3001AB:
AK: [***] was increased by $412,500,000.00 from $0.00 to $412,500,000.00
The contract ACRN AK has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 3001 AC:
AL: [***] was increased by $495,000,000.00 from $0.00 to $495,000,000.00
The contract ACRN AL has been added.

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The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 3001 AD:
Funding on SUBCLIN 3001AD is initiated as follows:
ACRN: AM
CIN: GFEBS001166190500004
Acctng Data: 0212021202220400000665654255    S.0074658.5.58.1    6100.9000021001
Increase: $330,000,000.00
Total: $330,000,000.00
Cost Code: [***]
SUBCLIN 4001AA:
AK: [***] was increased by $165,000,000.00 from $0.00 to $165,000,000.00
The contract ACRN AK has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 4001AB:
AN: [***] was increased by $462,000,000.00 from $0.00 to $462,000,000.00
The contract ACRN AN has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 4001AC:
AN: [***] was increased by $462,000,000.00 from $0.00 to $462,000,000.00
The contract ACRN AN has been added.
The CIN [***] has been added.
The Cost Code [***] has been added.
SUBCLIN 4001AD:
Funding on SUBCLIN 4001AD is initiated as follows:
ACRN: AM
CIN: [***]
AcctngData: [***]
Increase: $561,000,000.00
Total: $561,000,000.00

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Cost Code: [***]
The following have been modified:
G.1GOVERNMENT CONTRACT ADMINISTRATION
In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.
Procuring Contracting Officer:
[***]
Joint COVID-19 Response Division
US Army Contracting Command
6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013
Contract Specialist:
[***]
Joint COVID-19 Response Division
US Army Contracting Command
6472 Integrity Court (Building 4401)
Aberdeen Proving Ground, MD 21005-3013
G.2GOVERNMENT TECHNICAL POINT OF CONTACT
[***]
Biologist/Project Officer
200 C Street, SW
Washington, DC 20201
G.3CONTRACTOR’S CONTRACT ADMINISTRATION
[***]
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.4PLACES OF PERFORMANCE
Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578
G.5NOTIFICATION OF REVISIONS AND CHANGE
Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.
G.6PERFORMANCE BASED PAYMENT

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Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table dated 4 May 2021. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option I AW the following schedule:

CLIN	PERIOD	AMOUNT
0001AA	BASE	$90,210,000
0001AB	BASE	$132,308,000
0001AC	BASE	$180,420,000
0001AD	BASE	$198,462,000
TOTAL		$601,400,000

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery’ of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008, Performance- based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008.
SECTION H -SPECIAL CONTRACT REQUIREMENTS
The following have been modified:
H.1Key Personnel
Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement’s skills, experience, and credentials meet or exceed the requirements

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of the contract (including, when applicable. Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2Substitution of Key Personnel
The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.
All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.
H.3Disclosure of Information:
Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.
The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractor’s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity’s security or interrupt the continuity of its operations.
No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions,

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or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section H.3 except to the extent that a disclosure is otherwise prohibited by law.
H.4Publication and Publicity
The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.
(a) Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.
(b) Unless authorized in writing by the CO. the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.
(c) The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1. in any maimer which states or implies DoD approval or endorsement of the product(s) or service(s) provided.
(d) The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially’ as follows:
“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”
H.5Confidentiality of Information
a. Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary’ information or data submitted by or pertaining to an institution or organization.
b. The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.
c. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.
d. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.
e. Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

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f. Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.
g. The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.
ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.
H.6Regulatory Rights
This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273. Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologies license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.
Accordingly, the Contractor and the Government agree to the following:
a. DoD Medical Product Priority, PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.
b. [***].
H.7Performance Based Payment Liquidated under Termination
Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 CO VID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).
H.8Public Readiness and Emergency Preparedness (PREP) Act:
In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”). Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against CO VID-19. 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):
(i) This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the CO VID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;

W911QY20C0100
(P00007)

(ii) Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the CO VID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and
(iii) Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.
Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C. § 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.
The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)
The items and technology covered by this Contract are being developed for both civil and military’ applications.
H.9[***].
H.10[***].
H.11[***].
H.12Transportation to Final Destination
During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].
H.13Validation of IP/Data
The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.
H.14Novation
Upon Moderna, US, Inc.’s registration in the System for Award Management, the Government will, at the Contractor’s request, complete a novation of this Contract to recognize Moderna US. Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US. Inc. as the contracting party for all purposes as if it had originally executed the Contract.
H.15Base & Option 1 Delivery Acceleration
In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are successfully utilized, [***] funded above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, [***], the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:

W911QY20C0100
(P00007)

1. If the Government exercises Option 2 (NLT 15 May):
a. Moderna will reduce the cost of Option 2 by [***] for each successfully accelerated drug product fill under the Base Period [***] and [***] for each successfully accelerated drag product fill under Option 1 [***].
2. If the Government does not exercise Option 2 (NLT 15 May):
a. In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period. Moderna agrees to credit the Government [***] for [***] and [***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drag product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fill reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).
b. In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.) Moderna shall submit documentation to the USG of the following:
i.) Cancellation notice to the subcontractor,
ii.) The basis of the cancellation, and
iii.) Cancellation fees incurred.
2.) Moderna shall reduce credits to the USG under paragraph 2a) of this clause. IAW agreed cancellation costs incurred.
3.) Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.
H.16Delivery Schedule, as revised 11 Feb 2021 via modification P00004
[***]

Moderna confirms that it will provide the USG with the first 300M doses manufactured within its US-based supply chain [***], with the exception of doses required for clinical studies. The delivery schedule assumes that Moderna will work to further maximize fill/finish capacity by working with the FDA to increase fill volumes, [***]. Both parties acknowledge that resulting revisions to future accounting, invoicing, acceptance and delivery of doses subject to the revised label will be implemented via a subsequent modification.
H.17Post-Termination Disposition of Undelivered Product
For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.
H.18[***].
In order to facilitate projections and invoicing, the Government shall provide or direct a third party [***] to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory

W911QY20C0100
(P00007)

and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.
For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with [***].
Both parties acknowledge that the delivery schedule is based [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period, Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.
H.19Product [***] (as added via P00007)
Specific to CLINs 3001 and 4001, Moderna will deliver to the Government [***]:
•mRNA-1273 Primary Series (0.2mg/mL, 100pg, 2-dose)
•[***]

All doses delivered in calendar year 2021 will be delivered in multi-dose vials [***].
The Government and Moderna agree that total monthly delivery quantities for each of CLIN 3001 and 4001 will follow the schedule in the table below. The Government and Moderna also agree on the following points specific to product ordering:
[***]
SECTION J -LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 Feb 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security’ Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	14 June 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

Attachment 0008
Performance Based Payment (PBP) Milestone Billing Plan
14 June 2021
Pages 16

[***]

Attachment 0007
Performance Based Payment (PBP) Milestone Schedule
14 June 2021

CLIN	Milestone	Severable / Cumulative	Price	Milestone Completion Verification Method
0001	Capacity and Raw Material Severable Reservation	Severable	$601,400,000	Moderna shall provide:
1) Written confirmation from the CMO network that sufficient capacity has been reserved; and, 2) Written confirmation of reservation of sufficient raw materials along with a manufacturing schedule.
1001			[***]
2001			[***]
3001			[***]
4001			[***]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	12
2. AMENDMENT/MODIFICATION NO.: P00008	EFFECTIVE DATE 16-Jun-2021	4. REQUESTION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W58P05	7. ADMINISTERED BY (If other than item6) CODE	S2206A
ACC-APG-COVID RESPONSE-W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3012		DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578		9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
CODE 8PTM0	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 09-Aug-2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended. Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT BORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return ___1___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15 A. NAME AND TITLE OF SIGNER (Type or print) Stephen Hoge, President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] tel: [***] email: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephen Hoge	15C. DATE SIGNED June 16, 2021	16B. UNITED STATES OF AMERICA BY	16C. DATE SIGNED June 16, 2021
(Signature person authorized to sign)		(Signature of Contracting Officer)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00008
OBLIGATION AMOUNT: $0.00
a.    The purpose of this modification (P00008) is to:
-    Add H.20 Donation of Excess Product and Exhibit B (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount remain unchanged.
All other terms and conditions remain unchanged. Please see below for details.
SECTION H - SPECIAL CONTRACT REQUIREMENTS
The following have been modified:
H.1    Key Personnel
Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify’ the proposed replacement and provide an explanation of how the replacement’s skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2    Substitution of Key Personnel
The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.

All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.
H.3    Disclosure of Information:
Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.
The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractors employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity’s security or interrupt the continuity of its operations.
No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section H.3 except to the extent that a disclosure is otherwise prohibited by law.
H.4    Publication and Publicity
The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.
a.    Unless otherwise specified in tins contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.
b.    Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.
c.    The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.
d.    The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for

Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:
“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”
H.5    Confidentiality of Information
a.    Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.
b.    The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.
c.    If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.
d.    Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.
e.    Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.
f.    Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.
g.    The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.
ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.
H.6    Regulatory Rights
This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the ‘‘Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologies license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.
Accordingly, the Contractor and the Government agree to the following:

a.    DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.
b.    [***].
H.7    Performance Based Payment Liquidated under Termination
Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 CO VID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2. Termination for Convenience of the Government (Fixed-Price).
H.8    Public Readiness and Emergency Preparedness (PREP) Act:
In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148. Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against CO VID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):
(i)    This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the CO VID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;
(ii)    Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the CO VID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration: and
(iii)    Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.
Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C. § 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.
The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)
The items and technology covered by this Contract are being developed for both civil and military applications.
H.9    [***].
H.10    [***].

H.11    [***].
H.12    Transportation to Final Destination
During the course of performance under this contract, the Government may require storage of the filled drag product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].
H.13    Validation of IP/Data
The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.
H.14    Novation
Upon Moderna, US, Inc.’s registration in the System for Award Management, the Government will, at the Contractor’s request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.
H.15    Base & Option 1 Delivery Acceleration
In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are successfully utilized, [***] funded above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:
1.    If the Government exercises Option 2 (NLT 15 May):
a.    Moderna will reduce the cost of Option 2 by [***] for each successfully accelerated drug product fill under the Base Period [***] and [***] for each successfully accelerated drug product fill under Option 1 [***].
2.    If the Government does not exercise Option 2 (NLT 15 May):
a.    In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to credit the Government [***] for [***] and [***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drag product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fdl reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).
b.    In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.)    Moderna shall submit documentation to the USG of the following:
i.)    Cancellation notice to the subcontractor,
ii.)    The basis of the cancellation, and
iii.)    Cancellation fees incurred.

2.)    Moderna shall reduce credits to the USG under paragraph 2a) of this clause, IAW agreed cancellation costs incurred.
3.)    Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.
H.16    Delivery Schedule, as revised 11 Feb 2021 via modification P00004
[***]

H.17    Post-Termination Disposition of Undelivered Product
For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.
H.18    [***]
In order to facilitate projections and invoicing, the Government shall provide or direct a third party [***] to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.
For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with [***].
Both parties acknowledge that the delivery schedule is based on [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period, Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.
H.19    Product [***] (as added via P00007)
Specific to CLINs 3001 and 4001, Moderna will deliver to the Government [***]:
•mRNA-1273 Primary Series (0.2mg/mL, l00pg, 2-dose)
•[***]
All doses delivered in calendar year 2021 will be delivered in multi-dose vials [***].
The Government and Moderna agree that total monthly delivery quantities for each of CLIN 3001 and 4001 will follow the schedule in the table below. The Government and Moderna also agree on the following points specific to product ordering:
[***]
H.20    Donation of Excess Product
a.    If the Government determines that a quantity of doses of mRNA-1273 supplied to the Government under this contract is no longer needed by the Government, the Government may donate such doses to a foreign nation or non-governmental organization (NGO) facilitating donation to a foreign nation, subject to the remainder of this

Clause H.20. The Government shall notify Contractor in writing prior to any proposed donation to a foreign nation or NGO, which notice will include [***].
b.    Contractor must verify in writing that all of the required conditions below are met before any such donation is made, [***].
[***]
c.    The Government’s donations will be from supplies of vaccine delivered to and accepted by the Government. To the extent the Government commits to deliver doses that have not yet been physically delivered to the Government, such donation will not occur until such doses have been delivered to the Government. The Government will be responsible for delivery of the donated doses to, and coordination of delivery with, the receiving foreign nation or NGO, as applicable. The Government or the receiving foreign nation or NGO, as applicable, will (i) satisfy all customs shipping requirements for import and export of the product; and (ii) as the exporter, file any required FDA export notifications. To the extent not already provided to the Government, the Contractor will provide all information necessary to complete any requirements identified in this paragraph in advance of shipment.
d.    When the conditions above are met for any donation, the Parties will [***].
e.     [***].
f.    Shipment of any donated doses under this Article does not constitute a violation of the Defense Production Act.
SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 Feb 2021
Exhibit B	Donation of Excess Product	1	16 June 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	14 June 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO.: P00009	EFFECTIVE DATE 16-Jun-2021	4. REQUESTION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W58P05	7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG-COVID RESPONSE-W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013		DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
CODE 8PTM0	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 09-Aug-2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended. Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT BORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return __1___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15 A. NAME AND TITLE OF SIGNER (Type or print) Stephen Hoge, President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] tel: [***] email: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephen Hoge	15C. DATE SIGNED June 16, 2021	16B. UNITED STATES OF AMERICA BY	16C. DATE SIGNED June 16, 2021
(Signature person authorized to sign)		(Signature of Contracting Officer)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00009
OBLIGATION AMOUNT: $0.00
a.    The purpose of this modification (P00009) is to:
-    Update Exhibit B as outlined in clause H.20 with donation information for donation to Canada (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount remains unchanged.
SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page #	Date
Exhibit A	CDRLs	15	11 Feb 2021
Exhibit B	Donation of Excess Product	1	16 June 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	14 June 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

Exhibit B - Donation of Excess
Product As of 16 June 2021

Country	Mod No	Batch	Exp Date	COVID Vaccine Type	DS Source	Fill Finish Site	Dose Total
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO.: P00010	EFFECTIVE DATE 17-Jun-2021	4. REQUESTION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W58P05	7. ADMINISTERED BY (If other than item 6) CODE	S2206A
ACC-APG-COVID RESPONSE-W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MD 21005-3013		DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
CODE	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 09-Aug-2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended. Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT BORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return ___1__ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: [***]
See Block 14 Continuation
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15 A. NAME AND TITLE OF SIGNER (Type or print) Stephen Hoge, President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] tel: [***] email: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephen Hoge	15C. DATE SIGNED June 17, 2021	16B. UNITED STATES OF AMERICA BY	16C. DATE SIGNED June 17, 2021
(Signature person authorized to sign)		(Signature of Contracting Officer)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00010
OBLIGATION AMOUNT: $0.00
a.    The purpose of this modification (P00010) is to:
-    Update Exhibit B as outlined in clause H.20 with donation information for donation to Taiwan (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties)
b.    This modification was requested by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount remains unchanged.
SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page#	Date
Exhibit A	CDRLs	15	11 Feb 2021
Exhibit B	Donation of Excess Product	1	17 June 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	14 June 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

Exhibit B - Donation of Excess Product
As of 17 June 2021

Recipient	Mod No	Batch	Exp Date	COVID Vaccine Type	DS Source	Fill Finish Site	Dose Total
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	12
2. AMENDMENT/MODIFICATION NO.: P00011	EFFECTIVE DATE 01-Jul-2021	4. REQUESTION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W58P05	7. ADMINISTERED BY (If other than item6) CODE	S2206A
ACC-APG-COVID RESPONSE-W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MA 21005-3013		DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
CODE 8PTM0	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 09-Aug-2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended. Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT BORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return ___1__ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15 A. NAME AND TITLE OF SIGNER (Type or print) Stephen Hoge, President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] tel: [***] email: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephen Hoge	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY	16C. DATE SIGNED 07-20-21
(Signature person authorized to sign)		(Signature of Contracting Officer)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00011
OBLIGATION AMOUNT: $0.00
a.    The purpose of this modification (P00011) is to:
-    Update language in H.16 to remove the requirement to deliver 300M doses prior to sale or export (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties).
-    Update Exhibit B as outlined in clause H.20 with donation information for multiple recipients identified within the past 10 business days (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties).
-    Update language in H.20(d) to reflect current operating procedures (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties).
b.    The modification was requested by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount remains unchanged.
SECTION H - SPECIAL CONTRACT REQUIREMENTS
The following have been modified:
H.1    Key Personnel
Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement’s skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

H.2    Substitution of Key Personnel

The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause.
All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.
H.3    Disclosure of Information:
Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.
The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractor’s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity’s security or interrupt the continuity of its operations.
No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section H.3 except to the extent that a disclosure is otherwise prohibited by law.
H.4    Publication and Publicity
The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.
a.    Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published.
b.    Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications.
c.    The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided.

d.    The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:
“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.”
H.5    Confidentiality of Information
a.    Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.
b.    The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.
c.    If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.
d.    Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.
e.    Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.
f.    Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.
g.    The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.
ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR.
H.6    Regulatory Rights
This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologies license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application.

Accordingly, the Contractor and the Government agree to the following:
a.    DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within [***] of award.
b.    [***].
H.7    Performance Based Payment Liquidated under Termination
Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price).
H.8    Public Readiness and Emergency Preparedness (PREP) Act:
In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against CO VID-19, 85 Fed. Reg. 15198 (Mar. 17,2020, effective Feb. 4, 2020), and amended on April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”):
(i)    This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration;
(ii)    Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and
(iii)    Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration.
Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C. § 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration.
The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor CO VID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1)
The items and technology covered by this Contract are being developed for both civil and military applications.
H.9    [***].

H.10    [***].
H.11    [***].
H.12    Transportation to Final Destination
During the course of performance under this contract, the Government may require storage of the filled drag product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***].
H.13    Validation of IP/Data
The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future.
H.14    Novation
Upon Moderna, US, Inc.’s registration in the System for Award Management, the Government will, at the Contractor’s request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.
H.15    Base & Option 1 Delivery Acceleration
In an effort to accelerate production of the mRNA-1273 vaccine, [***] within the Option 1 period via a Modification to the contract. If these manufacturing slots are successfully utilized, [***] above what was projected by Moderna and assumed within the price per dose for the doses of mRNA-1273 vaccine delivered in the Base Period and Option 1. However, because the Government is funding the additional slots within the Base and Option 1 periods in order to accelerate production, the Government is entitled to an adjustment under the conditions outlined. The Government and Moderna agree to the following:
1.    If the Government exercises Option 2 (NLT 15 May):
a.    Moderna will reduce the cost of Option 2 by [***] for each successfully accelerated drug product fill under the Base Period [***]) and [***] for each successfully accelerated drug product fill under Option 1 [***].
2.    If the Government does not exercise Option 2 (NLT 15 May):
a.    In the event Moderna timely cancels the manufacturing slots and/or is able to otherwise fully utilize the slots originally reserved for production in the Option 2 period, Moderna agrees to credit the Government [***] for [***] and [***] for [***]. In no case shall the number of drug product manufacturing slots credited exceed the number of successfully accelerated drug product manufacturing fills under the Base Period and Option 1. It is understood that Moderna will make all good-faith efforts to fill reserved slots or cancel reservations in a timely manner (i.e. within the time period required by the subcontractor).
b.    In the event that Moderna is unable to fill those reserved slots (i.e. due to lack of demand) and cancels slots, Moderna shall be entitled to recoup those reservation cancellation costs from the USG. The process is outlined as follows:
1.)    Moderna shall submit documentation to the USG of the following:
i.)    Cancellation notice to the subcontractor,

ii.)    The basis of the cancellation, and
iii.)    Cancellation fees incurred.
2.)    Moderna shall reduce credits to the USG under paragraph 2a) of this clause, IAW agreed cancellation costs incurred.
3.)    Bi-lateral agreement of the final credit shall be included in a modification to the contract. Net credit shall be deducted from final payments under the contract.
H.16    Delivery Schedule, as revised 11 Feb 2021 via modification P00004
[***]
H.17    Post-Termination Disposition of Undelivered Product
For the avoidance of doubt, if the USG elects to terminate the exercised CLINs prior to acceptance and delivery in full of the required quantities of mRNA-1273, Moderna will be free to direct any unaccepted/undelivered supplies of mRNA-1273 to customers other than the USG, at its discretion, without further obligation of either party with regard to such unaccepted/undelivered supplies of mRNA-1273. The contract will be bilaterally modified to decrease the quantities by the agreed upon volume.
H.18    [***]
In order to facilitate projections and invoicing, the Government shall provide or direct a third party (e.g., McKesson) to provide to Moderna (1) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; (2) actual quantities of Moderna [***] with 8.0mL vials during the reporting period; and (3) the number of [***] remaining in inventory and available for upcoming shipments. This information will be provided to Moderna at a frequency of at least twice monthly.
For each 8.0mL fill volume (1600mcg) vial of vaccine shipped with [***].
Both parties acknowledge that the delivery schedule is based on [***] 8.0mL fill volume (1600mcg) vial delivered. In accordance with the agreed approach for invoicing and counting doses toward Moderna’s delivery requirement, [***]. Specifically for purposes of adhering to the scheduled delivery dates set forth in this contract for the Base Period, Option 1 and Option 2, schedule shall be deemed to have been met once doses are released by Moderna and are available for order.
H.19    Product [***] (as added via P00007)
Specific to CLINs 3001 and 4001, Moderna will deliver to the Government [***]
•mRNA-1273 Primary Series (0.2mg/mL, 100pg, 2-dose)
•[***]
All doses delivered in calendar year 2021 will be delivered in multi-dose vials [***].
The Government and Moderna agree that total monthly delivery quantities for each of CLIN 3001 and 4001 will follow the schedule in the table below. The Government and Moderna also agree on the following points specific to product ordering:
[***]
H.20    Donation of Excess Product

a.    If the Government determines that a quantity of doses of mRNA-1273 supplied to the Government under this contract is no longer needed by the Government, the Government may donate such doses to a foreign nation or non-governmental organization (NGO) facilitating donation to a foreign nation, subject to the remainder of this Clause H.20. The Government shall notify Contractor in writing prior to any proposed donation to a foreign nation or NGO, which notice will include [***].
b.    Contractor must verify in writing that all of the required conditions below are met before any such donation is made, [***].
c.    The Government’s donations will be from supplies of vaccine delivered to and accepted by the Government. To the extent the Government commits to deliver doses that have not yet been physically delivered to the Government such donation will not occur until such doses have been delivered to the Government. The Government will be responsible for delivery of the donated doses to, and coordination of delivery with, the receiving foreign nation or NGO, as applicable. The Government or the receiving foreign nation or NGO, as applicable, will (i) satisfy all customs shipping requirements for import and export of the product; and (ii) as the exporter, file any required FDA export notifications. To the extent not already provided to the Government, the Contractor will provide all information necessary to complete any requirements identified in this paragraph in advance of shipment.
d.    When the conditions above are met for any donation, the Parties will [***].
e.    [***].
f.    Shipment of any donated doses under this Article does not constitute a violation of the Defense Production Act.
(End of Summary of Changes)

Exhibit B - Donation of Excess Product
As of 1 July 2021

Country	Mod No	Batch	Exp Date	COVID Vaccine Type	DS Source	NGO Facilitator (if applicable)	Fill Finish Site	Dose Total
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]		[***]	~~[***]~~
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]	[***]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO.: P00012	EFFECTIVE DATE 20-Jul-2021	4. REQUESTION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W58P05	7. ADMINISTERED BY (If other than item6) CODE	S2206A
ACC-APG-COVID RESPONSE-W58P05 6472 INTEGRITY COURT (BUILDING 4401) ABERDEEN PROVING GROUND MA 21005-3013		DCMA BOSTON 495 SUMMER STREET BOSTON MA 02210-2138
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100
CODE 8PTM0	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 09-Aug-2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended. Offer mist acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT BORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: See Block 14 Continuation Page
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, ☒ is required to sign this document and return ___1__ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: [***]
See Block 14 Continuation Page
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15 A. NAME AND TITLE OF SIGNER (Type or print) Stephane Bancel, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] tel: [***] email: [***]
15B. CONTRACTOR/OFFEROR /s/ Stephane Bancel	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY	16C. DATE SIGNED 07-20-21
(Signature person authorized to sign)		(Signature of Contracting Officer)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00012
OBLIGATION AMOUNT: $0.00
a.    The purpose of this modification (P00012) it to:
- Update Exhibit B as outlined in clause H.20 with donation information for multiple recipients identified with the past 7 business days (Authority FAR 43.103(a)(3), Mutual Agreement of the Parties).
b.    The modification was required by the program office to meet the Government’s mission requirements.
c.    The total contract value and total funded amount remains unchanged.
SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The following have been modified:

Document Type	Description	Page#	Date
Exhibit A	CDRLs	15	11 Feb 2021
Exhibit B	Donation of Excess Product	3	13 July 2021
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	14 June 2021
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	12 July 2021
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)

Exhibit B - Donation of Excess Product
As of 13 July 2021

Country	Mod No	Batch	Exp Date	COVID Vaccine Type	DS Source	Fill Finish Site	Dose Total
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	~~mRNA-1273 [***]~~	[***]	[***]	[***]
[***]	[***]	[***]	[***]	~~mRNA-1273 [***]~~	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	mRNA-1273 [***]	[***]	[***]	[***]